UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Klaviyo, Inc.
(Name of Registrant as Specified in Its Charter)
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klaviyo

Notice of 2026 Annual Meeting and 2026 Proxy Statement

JUNE 9, 2026

Klaviyo, Inc.
125 Summer Street, 6th Floor
Boston, Massachusetts 02110
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 9, 2026
Dear Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (together with any adjournments, postponements, or continuations thereof, the “Annual Meeting”) of Klaviyo, Inc., a Delaware corporation, to be held on Tuesday, June 9, 2026 at 11:00 a.m., Eastern Time. The Annual Meeting will be held virtually via live webcast at www.virtualshareholdermeeting.com/KVYO2026.
The items of business are:

Proposal		Board’s Voting Recommendation

(1)
To elect three nominees for Class III directors: Jennifer Ceran,
Chano Fernández, and Susan St. Ledger, each to hold office
until our annual meeting of stockholders in 2029 and until their successor is duly elected and qualified, or until their earlier death, resignation, or removal.
“FOR” for each director nominee See page 9

(2)	To approve, on a non-binding advisory basis, the compensation of our named executive officers.	“FOR” See page 22

(3)	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	“FOR” See page 53
The foregoing items of business are more fully described in the proxy statement for the Annual Meeting (the
“Proxy Statement”) accompanying this Notice of Internet Availability of Proxy Materials (the “Notice”). We
also will transact any other business that may properly come before the Annual Meeting. At this time we are not aware of any such additional matters.
On or about April 29, 2026, we expect to mail the Notice to our stockholders containing instructions on how to access the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31,
2025 (“2025 Annual Report”). The Notice provides instructions on how to vote online or by telephone and how to receive a paper copy of the proxy materials by mail. The Proxy Statement and our 2025 Annual
Report can be accessed directly at www.proxyvote.com using the control number located on your Notice, on your proxy card, or in the instructions that accompanied the proxy materials.
Only stockholders of record of shares of our Series A common stock or Series B common stock as of the close of business on April 15, 2026 are entitled to notice of, and to vote at, the Annual Meeting.
By Order of the Board of Directors,
Landon Edmond
Chief Legal Officer, General Counsel, and Secretary
Boston, Massachusetts
April 29, 2026
Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, please vote promptly through the internet, by telephone, or by signing and returning a proxy card. You may vote during the Annual Meeting if you attend. However, if your shares are held in street name and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from your brokerage firm, bank, or other nominee.
Klaviyo, Inc.
125 Summer Street, 6th Floor
Boston, Massachusetts 02110
PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 11:00 a.m., Eastern Time, on Tuesday, June 9, 2026
Our Board is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (together with any adjournments, postponements, or continuations thereof, the “Annual Meeting”) of Klaviyo, Inc., a Delaware corporation, for the purposes set forth in this proxy statement for the Annual Meeting (this “Proxy
Statement”). The Annual Meeting will be held virtually via live webcast on the internet on June 9, 2026 at
11:00 a.m., Eastern Time. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) is expected to be mailed on or about April 29, 2026 to all stockholders entitled to vote at the Annual Meeting. If you held shares of our Series A common stock or
Series B common stock at the close of business on April 15, 2026 (the “Record Date”), you are invited to virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/KVYO2026 and vote on the proposals described in this Proxy Statement.
In this Proxy Statement, “Klaviyo,” “the Company,” “we,” “us,” and “our” refer to Klaviyo, Inc., and “Board”
refers to the board of directors of Klaviyo. The 2025 Annual Report accompanies this Proxy Statement. You also may obtain a paper copy of the 2025 Annual Report without charge by following the instructions in the
Notice.
The “Questions and Answers About the Annual Meeting” section is provided for your convenience and summarizes information contained elsewhere in this Proxy Statement. You should read this entire Proxy
Statement carefully.
Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

FISCAL YEAR 2025 IN REVIEW
Business Overview
2025 was a defining year for Klaviyo. We are executing on our strategy to build the autonomous B2C CRM by expanding our platform across marketing, service and analytics, and launching our first agents. Our autonomous B2C CRM unifies data, intelligence, and action into a single system that designs and delivers customer experiences at scale.
We believe the future is autonomous customer experiences, where interactions between businesses and consumers are increasingly designed and delivered by AI. Klaviyo operates at two critical layers of this shift:
real-time infrastructure that processes customer data and agents that act on that data.
Financial Highlights
Fiscal year 2025 demonstrated strong growth, expanding profitability, and continued operating leverage.
•Revenue. Fiscal year 2025 revenue was $1.234 billion, an increase of 32% year-over-year, compared to $937 million in fiscal year 2024.
•Operating Margin. Fiscal year 2025 operating margin was (5)%, an improvement compared to (9)%
in fiscal year 2024. Fiscal year 2025 non-GAAP operating margin was 14%, up from 12% in fiscal year
2024.
•Cash Flow. Cash generated by operations in fiscal year 2025 was $218 million, compared to $166 million in fiscal year 2024. Cash and cash equivalents exceeded $1 billion as of December 31, 2025.
See Appendix A to this Proxy Statement for a reconciliation of GAAP to non-GAAP financial measures and other information.

klaviyo®

Strong Growth and Operating Discipline

$1.234B
Total revenue in FY25

+32%
YoY revenue growth in FY25

+42%
APAC and EMEA YoY revenue growth in FY25

+37%
YoY growth in $50K+ ARR customers* in FY25

2025 Strategic Milestones
•Established Klaviyo as the autonomous B2C CRM, unifying real-time customer data infrastructure and intelligence with marketing, service, and analytics.
•Grew customers to more than 193,000 businesses spanning more than 100 countries, expanding the global reach of the Klaviyo platform.
•Released Marketing Agent and Customer Agent, enabling autonomous marketing and customer interactions powered by AI across channels.
•Achieved record enterprise momentum, with $1,000,000+ ARR customers doubling year-over-
year in Q4 2025.
•Accelerated international growth, with full year revenue outside the Americas up 42% year-over-
year and representing more than one-third of total revenue.
•Increased platform adoption, with 60% of ARR from customers using two or more products, and
15% from customers using three or more products.
* See the section of this Proxy Statement titled “Select Defined Terms” for definitions of ARR, customers generating over $50,000 of ARR, and customers generating over $1,000,000 of ARR.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Director Independence
Our Board has affirmatively determined that, except for Andrew Bialecki, Ed Hallen, and Chano Fernández, each of our directors is “independent” as that term is defined under the applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) and the listing standards of the New York Stock
Exchange (the “NYSE”). In making these determinations, our Board considered each director’s current and prior relationships with our Company, their beneficial ownership of our capital stock, the transactions described under “Certain Relationships and Related Person Transactions,” and all other facts and circumstances our Board deemed relevant in determining their independence.
Members of the audit committee of our Board (our “Audit Committee”) must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the
“Exchange Act”), and the listing standards of the NYSE. Members of the compensation committee of our
Board (our “Compensation Committee”) must also satisfy the additional independence criteria set forth in
Rule 10C-1 under the Exchange Act and the listing standards of the NYSE.
Board Leadership Structure
The nominating and corporate governance committee of our Board (our “Nominating and Corporate
Governance Committee”) periodically considers the leadership structure of our Board and makes recommendations to our Board as it deems appropriate. Our Corporate Governance Guidelines also provide that, when the positions of chairperson and chief executive officer are held by the same person, our Board will fill the position of “lead independent director.”
Currently, our Board believes that it is in the best interests of our Company and our stockholders for Andrew
Bialecki, our Co-Founder and Co-CEO, to serve as both our Co-CEO and Chairperson. As a Co-Founder who has led the Company since its inception in 2012, Mr. Bialecki possesses deep institutional knowledge, product expertise, and strategic vision that uniquely position him to lead our Board and ensure alignment between management’s execution and the Board’s strategic oversight. The recent appointment of Chano
Fernández as Co-CEO further strengthens this structure by allowing Mr. Bialecki to focus on long-term strategic and product vision and Board leadership, while Mr. Fernández focuses on go-to-market execution and enterprise growth, with shared responsibility for overall operational execution.
Our Board has appointed Tony Weisman as our lead independent director to enhance the effectiveness of our Board’s independent oversight and to provide independent leadership. Mr. Weisman’s responsibilities as lead independent director include: (i) calling and presiding over executive sessions of the independent directors; (ii) working with the Chairperson of the Board to establish meeting agendas; (iii) reviewing and recommending committee memberships for the Board; (iv) leading discussions on the performance of the
Co-CEOs; and (v) in coordination with our Nominating and Corporate Governance Committee, overseeing succession planning for the Co-CEOs.
Our Board believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our Board, and sound corporate governance policies and practices.
Role of the Board of Directors in Risk Oversight
Our Board has ultimate responsibility for overseeing our risk management processes, while management is responsible for the day-to-day identification, assessment, and mitigation of enterprise risks. Our Board oversees risk both directly and through its committees, which regularly report to our Board on matters within their respective areas of responsibility.
Our Audit Committee oversees risks related to financial reporting, internal controls, regulatory compliance, and information security, including cybersecurity and data privacy, and reviews our enterprise risk management processes, including emerging risks related to evolving technologies, such as artificial intelligence. Our Compensation Committee oversees risks related to our compensation programs and human capital management strategies, including talent development and retention. Our Nominating and
Corporate Governance Committee oversees risks related to corporate governance, board composition, and sustainability matters.

Our Board receives regular reports from management and its committees regarding the Company’s risk profile and key risk exposures.
Meetings of the Board of Directors and Stockholders
Our business and affairs are managed by our management under the direction of our Board. Our Board meets periodically during the year to review significant developments affecting us and to act on matters requiring the approval of our Board. Our Board held five meetings (including regularly scheduled and special meetings) during the fiscal year ended December 31, 2025. For the fiscal year ended December 31, 2025, each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she had been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the period that he or she served. We encourage our directors to attend our annual meetings of stockholders. All of our directors attended our 2025 annual meeting of stockholders (the “2025 Annual Meeting”).
As required under applicable NYSE listing standards, our independent directors also meet in regularly scheduled executive sessions without management present to promote open and honest discussion. During the fiscal year ended December 31, 2025, our independent directors met in executive session four times.
Tony Weisman, our lead independent director, presided over these executive sessions.

Information Regarding Committees of the Board of Directors
Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and
Corporate Governance Committee, and may establish other committees from time to time. Our Board has determined that all members of each of its three standing committees are independent under applicable
NYSE listing standards and applicable SEC rules. The composition and responsibilities of each of the standing committees of our Board is described below. Members will serve on these committees until their resignation or until as otherwise determined by our Board.
Audit Committee
The principal duties and responsibilities of our Audit Committee include,

Members

Jennifer Ceran (Chair, Financial Expert), Roxanne Oulman, Tony Weisman

Number of meetings in fiscal year 2025

4

All Committee members are independent and meet the requirements of financial literacy under NYSE listing standards.

among other things:
•appointing and compensating the independent registered public accounting firm and overseeing its independence and performance;
•reviewing the scope and results of the audit and, with management and the independent registered public accounting firm, our financial statements, interim and year-end results of operations, and critical accounting policies and practices;
•reviewing our quarterly earnings press releases and financial information and earnings guidance provided to investors and analysts;
•overseeing the adequacy of our internal controls and the performance of our internal audit function;
•overseeing our risk assessment and risk management processes, including risks related to the protection of our information technology systems and matters related to cybersecurity and data privacy;
•establishing procedures for employees to submit concerns anonymously regarding questionable accounting or auditing matters;
•reviewing related-party transactions; and
•approving or, as required, pre-approving, all audit and all permissible non-audit services to be performed by the independent registered public accounting firm.
Each member of our Audit Committee meets the financial literacy requirements of the NYSE listing standards. In addition, our Board has determined that Jennifer Ceran is an “audit committee financial expert”
within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the
“Securities Act”).
Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NYSE. A copy of the charter of our Audit Committee is available on our website at
investors.klaviyo.com.

Compensation Committee
The purpose of our Compensation Committee is to discharge the

Members

Michael Medici (Chair), Ping Li, Susan St. Ledger

Number of meetings in fiscal year 2025

4

All Committee members are independent and are "non-employee directors" as defined under the Exchange Act.

responsibilities of our Board relating to the compensation of our executive officers and non-employee directors.
The principal duties and responsibilities of our Compensation Committee include, among other things:
•reviewing and approving, or recommending to our Board for approval, the compensation of our executive officers, including base salary, annual incentive compensation, long-term equity awards, and the terms of any employment, severance, or change in control arrangements;
•reviewing and recommending to our Board the compensation of our non-employee directors;
•administering our incentive compensation and equity-based plans and reviewing and recommending to our Board any material changes to such plans; and
•retaining and overseeing compensation consultants and other advisers.
Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NYSE. A copy of the charter of our Compensation Committee is available on our website at investors.klaviyo.com.
Processes and Procedures for Compensation Decisions
Our Compensation Committee is responsible for developing and implementing compensation policies and plans that ensure the attraction and retention of key management personnel, the motivation of management to achieve our corporate goals and strategies, and the alignment of the interests of management with the long-term interests of our stockholders. In performing its duties, our Compensation
Committee considers input from management, including recommendations from our Co-CEOs with respect to the compensation of our executive officers other than themselves.
Under its charter, our Compensation Committee has the right to retain or obtain the advice of compensation consultants, independent legal counsel, and other advisers. During the fiscal year ended December 31, 2025, our Compensation Committee retained Compensia, Inc. (“Compensia”), an independent compensation consulting firm with expertise in technology companies, to provide market data, analysis and advice regarding executive and director compensation. Compensia assisted our Compensation Committee in, among other things, developing a group of peer companies to help us determine the appropriate level of overall compensation for our executive officers and non-employee directors to evaluate the competitiveness and structure of our compensation programs.
Compensia was directly engaged by our Compensation Committee, maintains policies designed to prevent conflicts of interest, and does not provide any non-compensation related services to the Company.
Compensation Committee Interlocks and Insider Participation
Chano Fernández served on our Compensation Committee until August 29, 2025, when he resigned in connection with his appointment as our Interim Executive Officer effective September 1, 2025.
None of the other individuals who served on our Compensation Committee during the fiscal year ended
December 31, 2025, namely Michael Medici, Susan St. Ledger, Tony Weisman, and Ping Li, is, or has been, an officer or employee of our Company. None of our executive officers currently serves, or has served during the past year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Nominating and Corporate Governance Committee
The principal duties and responsibilities of our Nominating and Corporate

Members

Tony Weisman (Chair), Jennifer Ceran, Ping Li

Number of meetings in fiscal year 2025

4

All Committee members are independent.

Governance Committee include, among other things:
•identifying, evaluating and recommending to our Board for approval nominees for election to our Board and its committees;
•evaluating the performance of our Board, its committees, and management;
•reviewing developments in corporate governance practices and evaluating the adequacy of our corporate governance practices; and
•developing and recommending to our Board regarding corporate governance guidelines and matters.
Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing standards of the NYSE. A copy of the charter of our Nominating and Corporate Governance
Committee is available on our website at investors.klaviyo.com.
Identifying and Evaluating Director Nominees
Our Board is responsible for nominating directors for election by our stockholders at each annual meeting of stockholders. Our Board is also responsible for filling vacancies on our Board that may occur between annual meetings. Our Nominating and Corporate Governance Committee is responsible for identifying, evaluating and recommending candidates for nomination to our Board in accordance with the committee’s charter, our policies, our amended and restated certificate of incorporation, our amended and restated bylaws (our
“Bylaws”), our Corporate Governance Guidelines, and the requirements of applicable law.
Our Nominating and Corporate Governance Committee may consider candidates recommended by directors, officers, employees, stockholders, or third parties, and may engage search firms or other advisers to assist in identifying and evaluating candidates. In evaluating candidates, our Board and Nominating and
Corporate Governance Committee consider a range of factors, including, among other things, the current size, composition, and needs of our Board and its committees, Klaviyo’s current operating requirements, the candidates’ character, integrity, judgment, independence, skills, education, areas of expertise, business acumen, corporate experience, length of service, understanding of our business and industry, understanding of fiduciary responsibilities, potential conflicts of interest, and other commitments.
Our Board and Nominating and Corporate Governance Committee do not assign any particular weighting or priority to any of the factors. In the case of incumbent directors whose terms of office are set to expire, our
Board considers such directors’ overall service to our Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.
Our Board believes that diverse perspectives and backgrounds in its membership are important to serving the long-term interests of our stockholders. To that end, in identifying potential independent director candidates, our Nominating and Corporate Governance Committee will include candidates with diverse perspectives and backgrounds as it deems appropriate given the current needs of our Board and our
Company.
Stockholder Recommendations for Nominations to the Board of Directors
Stockholders may recommend director candidates for consideration by our Nominating and Corporate
Governance Committee by submitting the proper information, including the candidate’s name, business and residence addresses, biographical data, and number of Klaviyo shares held. Stockholders that wish to recommend a candidate for election to our Board may send a letter directed to our Secretary at Klaviyo, Inc.,
125 Summer Street, 6th Floor, Boston, Massachusetts 02110, Attention: Secretary. Additional information regarding the process and required information to properly and timely submit stockholder nominations for election to our Board is set forth in our Bylaws and Corporate Governance Guidelines.

Communications with the Board of Directors
Stockholders and other interested parties may communicate with our Board, as a whole, or with individual directors by mail addressed to the intended recipient in care of our Company’s Secretary at our headquarters address at 125 Summer Street, 6th Floor, Boston, Massachusetts 02110, Attention: Secretary,
or by email to secretary@klaviyo.com.
We will forward any such communication to our Board or the appropriate director or directors, as applicable.
Our Chief Legal Officer reviews these communications and reserves the right not to forward communications if they are deemed inappropriate, consist of individual grievances or other interests that are personal to the submitting party and could not reasonably be construed to be of concern to our stockholders or other constituencies, or are deemed to be solicitations, advertisements, surveys, “junk” mail, or mass mailings.
Corporate Governance Guidelines and Code of Conduct
Our Board has adopted corporate governance guidelines that address, among other things, the qualifications and responsibilities of our directors and director candidates and our corporate governance policies and standards. In addition, our Board has adopted a code of conduct that applies to all of our employees, directors, and officers, including our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions.
The full text of our Corporate Governance Guidelines and Code of Conduct is available on our website at
investors.klaviyo.com/governance/governance-documents/ under “Corporate Governance Guidelines”
and “Code of Conduct,” respectively, and may also be obtained without charge by contacting our Secretary at Klaviyo, Inc., 125 Summer Street, 6th Floor, Boston, Massachusetts 02110, Attention: Secretary. Any
substantive amendments to or waivers of the Code of Conduct relating to our executive officers or directors will be disclosed promptly on our website, as required under applicable NYSE and SEC rules.
During the fiscal year ended December 31, 2025, we did not grant any waivers from any provision of our
Code of Conduct to our executive officers or directors.
Insider Trading Policies and Procedures
Our Board has adopted an insider trading policy governing the purchase, sale and other dispositions of our securities by our directors, officers, employees, and their affiliated persons that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the NYSE listing standards applicable to us.
Our insider trading policy prohibits, among other things, short sales, hedging or derivative transactions, transactions involving margin accounts, pledging our securities as collateral, and tipping (i.e., disclosing material nonpublic information about the Company to others who may trade on the basis of that information). In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with applicable insider trading laws, rules and regulations, and any exchange listing standards when engaging in transactions in Company securities.
Our Board has also adopted a policy governing the use of Rule 10b5-1 trading plans by our directors, executive officers, and others. These plans are intended to comply with Rule 10b5-1 under the Exchange
Act, which provides an affirmative defense to insider trading liability. Our policy provides that all Rule 10b5-1 plans must comply with applicable SEC rules, including the Rule 10b5-1 safe harbor, and our insider trading policy and may only be entered into when the individual is not in possession of material nonpublic information.
Our insider trading policy and related Rule 10b5-1 trading plan policy is filed as Exhibit 19.1 to the 2025
Annual Report.

PROPOSAL ONE
ELECTION OF DIRECTORS
Number of Directors; Board Structure
Our Board consists of nine directors. Our Board is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms.
Our directors are divided into the three classes as follows:
•the Class I directors are Andrew Bialecki, Ping Li, and Tony Weisman, whose terms will expire at the
2027 annual meeting of stockholders;
•the Class II directors are Ed Hallen, Michael Medici, and Roxanne Oulman, whose terms will expire at the 2028 annual meeting of stockholders; and
•the Class III directors are Jennifer Ceran, Chano Fernández, and Susan St. Ledger, whose terms will expire at the Annual Meeting.
Each director’s term will continue until the election and qualification of their successor, or their earlier death, resignation, or removal.
Nominees
At the recommendation of our Nominating and Corporate Governance Committee, our Board has
nominated Jennifer Ceran, Chano Fernández, and Susan St. Ledger for re-election as Class III directors at the Annual Meeting. If re-elected, each of Ms. Ceran, Mr. Fernández, and Ms. St. Ledger will serve as a Class
III director until the 2029 annual meeting of stockholders and until their successor is elected and qualified, or until their earlier death, resignation, or removal. Each nominee is a current Class III director. For information concerning the nominees, see the section titled “Information Regarding Director Nominees and Current
Directors.”
Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “FOR” the election of each nominee named above. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee proposed by our Board. Alternatively, the proxies may vote only for the remaining nominees, leaving a vacancy on our Board. Our Board may fill a vacancy at a later date or reduce the size of our Board. Our management has no reason to believe that any of the nominees will be unwilling or unable to serve if re-elected as a director.
Vote Required
Directors are elected by a plurality of the votes properly cast at the Annual Meeting. Accordingly, the three nominees receiving the highest number of “FOR” votes will be elected. Any shares voting “WITHHOLD” will have no effect on the outcome of the election of the nominees. Broker non-votes are not considered votes properly cast for the foregoing purpose and will have no effect on the election of the nominees.
OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF JENNIFER CERAN, CHANO
FERNÁNDEZ, AND SUSAN ST. LEDGER AS A CLASS III DIRECTOR.

INFORMATION REGARDING DIRECTOR NOMINEES AND CURRENT DIRECTORS
The following table sets forth, for the Class III director nominees for election at the Annual Meeting and our other directors who will continue in office after the Annual Meeting, their names, ages, independence status, committee memberships, and certain other biographical and related information, as of April 15, 2026:
Legend: C = Chair; M = Member

Director Experience and Qualifications
The matrix below summarizes certain key experience, qualifications, attributes, and skills of the Class III director nominees for election at the Annual Meeting and our other directors who will continue in office after the Annual Meeting, and highlights those that our Board believes are important in light of our business and strategy. This matrix does not reflect all of the experience, qualifications, attributes, or skills of our directors.
The following sets forth biographical information for the Class III director nominees and our other directors who will continue in office after the Annual Meeting, including each director’s experience, qualifications, attributes, and skills that led our Board to recommend them for their service on our Board.

Nominees for Election at the Annual Meeting
Jennifer Ceran
Former Chief Financial Officer, Smartsheet, Inc.
Age: 62
Director Since: 2021
Committees: Audit Committee, Chair; Nominating and Corporate
Governance Committee, Member
Experience:
Ms. Ceran served as Interim Chief Financial Officer of Klaviyo from November 2021 to May 2022. Ms. Ceran also previously served as Chief Financial Officer of Smartsheet Inc. (“Smartsheet”), a productivity and project management software development company, from September 2016 to January 2021. Prior to joining Smartsheet, Ms. Ceran served as Chief Financial Officer at Quotient Technology, Inc., a marketing platform company, from September 2015 to September 2016, and as Vice President of Finance at Box, Inc., a
cloud content management platform, from October 2012 to September 2015. From April 2003 to August
2012, Ms. Ceran served in various leadership capacities at eBay Inc., a global commerce and consumer payment platform, including as Vice President of Finance. Ms. Ceran currently serves as a director at
Riskified Ltd. (NYSE: RSKD), NerdWallet, Inc. (NASDAQ: NRDS), and various private companies, and is a former director at Plum Acquisition Corp I (NASDAQ: PLMIU). Ms. Ceran holds a B.A. in Communications and French from Vanderbilt University and an M.B.A. in Finance and Accounting from the University of
Chicago’s Booth School of Business.
Qualifications:
We believe that Ms. Ceran is qualified to serve as a member of our Board because of her extensive financial and business expertise, including her experience as a chief financial officer at technology companies, as well as her service as a director of publicly traded companies.
Other Current Public Company Boards: Riskified Ltd. (NYSE: RSKD), NerdWallet, Inc. (NASDAQ: NRDS)

Chano Fernández
Co-Chief Executive Officer, Klaviyo, Inc.
Age: 56
Director Since: 2023
Committees: None
Experience:
Mr. Fernández has served as Klaviyo’s Co-Chief Executive Officer since January 2026 and as a member of
Klaviyo’s board of directors since July 2023. He previously served as Klaviyo’s Interim Executive Officer from
September 2025 to December 2025, and prior to that served as Co-Chief Executive Officer for Eightfold.ai, a Talent Intelligence management AI platform, from January 2024 to August 2025. Prior to that, he served as
Co-Chief Executive Officer of Workday, Inc. (NASDAQ: WDAY) (“Workday”) from August 2020 to
December 2022 and as a member of its board of directors from April 2021 to December 2022. Mr. Fernández also served as Workday’s Co-President from February 2018 to August 2020, Executive Vice President,
Global Field Operations from February 2017 to February 2018, and President, EMEA and APJ from January
2014 to February 2017. Prior to joining Workday, Mr. Fernández served as Senior Vice President and Head of
Innovation Sales at SAP EMEA, an enterprise application software company, from January 2007 to
December 2013. He also previously served as Vice President of EMEA Sales at Infor, Inc., a founding partner and General Manager at Blue C, and a senior consultant for McKinsey & Company. Mr. Fernández holds a
B.S. in Physics from the University of Salamanca and an M.B.A. from the Instituto de Empresa, both in Spain.
Qualifications:
We believe that Mr. Fernández is qualified to serve as a member of our Board because of his extensive management and leadership experience, including his service as our Co-Chief Executive Officer, as well as his prior experience as a Co-Chief Executive Officer and director of a publicly traded company.
Other Current Public Company Boards: None

Susan St. Ledger
Former President, Worldwide Field Operations, HashiCorp, Inc.
Age: 61
Director Since: 2023
Committees: Compensation Committee, Member
Experience:
Ms. St. Ledger served as President, Worldwide Field Operations at HashiCorp, Inc. (NASDAQ: HCP)
(“HashiCorp”), a cloud infrastructure automation company, from July 2023 to March 2025, when HashiCorp was acquired by International Business Machines Corporation (NYSE: IBM). She also served as a director at
HashiCorp from November 2019 to March 2025. From February 2021 to January 2023, Ms. St. Ledger served as President, Worldwide Field Operations at Okta, Inc. (NASDAQ: OKTA), an access management company.
Ms. St. Ledger previously served as President, Worldwide Field Operations at Splunk Inc. (NASDAQ: SPLK)
(“Splunk”), a data analytics company, from October 2017 to January 2021 and was Senior Vice President and
Chief Revenue Officer at Splunk from May 2016 to October 2017. From August 2012 to March 2016, Ms. St.
Ledger served as Chief Revenue Officer, Marketing Cloud at Salesforce.com, Inc. (NYSE: CRM)
(“Salesforce”), a provider of enterprise cloud computing software. Ms. St. Ledger served as President of
Buddy Media, Inc., a social media marketing platform, from March 2012 to August 2012 until its acquisition by
Salesforce. Previously, Ms. St. Ledger served in various senior sales management roles at Salesforce and Sun
Microsystems, Inc., a provider of network computing infrastructure solutions. Ms. St. Ledger holds a B.S. in
Computer Science from the University of Scranton.
Qualifications:
We believe that Ms. St. Ledger is qualified to serve as a member of our Board because of her extensive management and leadership experience, including her experience leading global field operations and go-
to-market organizations at enterprise software companies, as well as her prior experience as a director of a publicly traded company.
Other Current Public Company Boards: None

Directors Continuing in Office Until the Annual Meeting of Stockholders to Be Held in 2027
Andrew Bialecki
Co-Founder, Chairperson & Co-Chief Executive Officer, Klaviyo, Inc.
Age: 40
Director Since: 2012
Committees: None
Experience:
Mr. Bialecki is a Co-Founder of Klaviyo and has served as a member of our board of directors since
September 2012 and as our Co-Chief Executive Officer since January 2026. Prior to that, Mr. Bialecki served as our Chief Executive Officer from September 2012 to December 2025. Prior to founding Klaviyo, Mr.
Bialecki served as Chief Technology Officer of RockTech, a sales and marketing software company, from
April 2011 to June 2012, Senior Engineer at Performable, a marketing software company, from July 2010 to
March 2011, and Lead Engineer at Applied Predictive Technologies, a business analytics software company, from September 2007 to June 2010. Mr. Bialecki holds a B.A. in Physics, Astronomy and Astrophysics from
Harvard University.
Qualifications:
We believe that, as a Co-Founder and our largest stockholder, Mr. Bialecki is qualified to serve as a member of our Board because of his knowledge of our Company and our business, his experience building and leading our Company, and his perspective on corporate matters as our Co-Chief Executive Officer.
Other Current Public Company Boards: None
Ping Li
Partner, Accel
Age: 53
Director Since: 2020
Committees: Nominating and Corporate Governance Committee, Member;
Compensation Committee, Member
Experience:
Mr. Li is a partner at Accel, a venture capital firm, where he has worked since 2004. Mr. Li served as a director of Tenable Holdings, Inc. (NASDAQ: TENB) from October 2012 to May 2021. Mr. Li also serves or has served as a director of several private companies. Mr. Li received an A.B. in Economics from Harvard University and an M.B.A. from Stanford University.
Qualifications:
We believe that Mr. Li is qualified to serve as a member of our Board because of his extensive experience investing in and advising technology companies, as well as his experience serving as a director of publicly traded companies.
Other Current Public Company Boards: None

Tony Weisman
Chief Executive Officer, SnapPoint LLC
Age: 66
Director Since: 2021
Committees: Nominating and Corporate Governance Committee, Chair;
Audit Committee, Member
Experience:
Mr. Weisman is the founder of SnapPoint LLC, a marketing agency, and has served as its Chief Executive
Officer since December 2019. Mr. Weisman previously served as Chief Marketing Officer of Dunkin’ Brands
Group, Inc., a global coffee and doughnut restaurant chain, from September 2017 to December 2019. Mr.
Weisman also held senior executive positions at Digitas, a global marketing agency, from January 2007 to
September 2017, including as the Chief Executive Officer of Digitas North America from March 2013 to
September 2017. Mr. Weisman was a director of Cardlytics, Inc. (NASDAQ: CDLX), a digital advertising company from October 2014 to October 2023. Mr. Weisman holds a B.A. in Political Science from Brown
University.
Qualifications:
We believe that Mr. Weisman is qualified to serve as a member of our Board because of his extensive experience in marketing and brand strategy, including leadership roles at global marketing and consumer-
facing companies, as well as his experience serving as a director of a publicly traded company.
Other Current Public Company Boards: None

Directors Continuing in Office Until the Annual Meeting of Stockholders to Be Held in 2028
Ed Hallen
Co-Founder & Chief Strategy Officer, Klaviyo
Age: 44
Director Since: 2012
Committees: None
Experience:
Mr. Hallen is a Co-Founder and has served as Chief Strategy Officer of Klaviyo since November 2024. Prior to that, Mr. Hallen held various roles within the Company from September 2012 to July 2016, before returning to the Company in July 2021 as our Chief Product Officer. Mr. Hallen is also the co-founder of
Team Engine, a text-first human resources and operations platform, which he founded in January 2018 and served as Chief Executive Officer until April 2021. Prior to founding Klaviyo, Mr. Hallen served as Principal at
Applied Predictive Technologies, a business analytics software company, from August 2004 to April 2010.
Mr. Hallen holds a B.S. in Systems Engineering from the University of Virginia and an M.B.A. from the
Massachusetts Institute of Technology’s Sloan School of Management.
Qualifications:
We believe that, as a Co-Founder and one of our largest stockholders, Mr. Hallen is qualified to serve as a member of our Board because of his deep knowledge of our Company and our business, his experience building our Company and serving in leadership roles, and his perspective on corporate strategy as our Chief
Strategy Officer.
Other Current Public Company Boards: None
Michael Medici
Managing Director, Summit Partners L.P.
Age: 47
Director Since: 2019
Committees: Compensation Committee, Chair
Experience:
Mr. Medici is a Managing Director of Summit Partners, L.P., a private equity firm, where he has been employed since 2005. Mr. Medici previously served as a director at Markforged Holding Corporation
(“Markforged”), an additive manufacturing company, from July 2021 to April 2025, when Markforged was acquired by Nano Dimension Ltd., and also served as a director at MarkForged, Inc., prior to it becoming a public company, from March 2019 to July 2021. Mr. Medici also serves or has served as a director of several private companies. Mr. Medici holds a B.S. in Finance and International Business from Georgetown
University.
Qualifications:
We believe that Mr. Medici is qualified to serve as a member of our Board because of his extensive experience investing in and advising technology companies, as well as his experience serving as a director of publicly traded companies.
Other Current Public Company Boards: None

Roxanne Oulman
Former Executive Vice President & Chief Financial Officer, Medallia, Inc.
Age: 54
Director Since: 2023
Committees: Audit Committee, Member
Experience:
Ms. Oulman served as Executive Vice President and Chief Financial Officer of Medallia, Inc. (“Medallia”) from
November 2018 to June 2022. Medallia, a cloud-based customer experience management software company, was acquired by Thoma Bravo in October 2021. From November 2016 to September 2018, Ms.
Oulman served as Executive Vice President and Chief Financial Officer of CallidusCloud, an enterprise software and SaaS company acquired by SAP SE in April 2018. Ms. Oulman also held various leadership positions at CallidusCloud from May 2013 to November 2016. From June 2011 to October 2012, Ms. Oulman
served as Interim Chief Financial Officer at Thoratec Corporation, a biomedical device company, and from
2004 to 2011, she held several other financial leadership positions at Thoratec Corporation. Ms. Oulman has served as a CFO Operating Partner at Lightspeed Venture Partners, a venture capital firm, since April 2025.
Ms. Oulman currently serves as a director at Western Digital Corporation (NASDAQ: WDC) and various private companies, and formerly served as a director at CalAmp Corp. (NASDAQ: CAMP), a data intelligence and cloud services software company, from August 2018 to July 2024. Ms. Oulman holds a B.S. in Accounting from Minnesota State University, Mankato and an M.B.A. from the University of the Pacific’s Eberhardt
School of Business.
Qualifications:
We believe that Ms. Oulman is qualified to serve as a member of our Board because of her extensive financial and business expertise, including her experience as a chief financial officer at technology companies, as well as her service as a director of publicly traded companies.
Other Current Public Company Boards: Western Digital Corporation (NASDAQ: WDC)

DIRECTOR COMPENSATION
Non-Employee Director Compensation Policy
Our non-employee director compensation policy is designed to attract and retain highly qualified non-
employee directors and align their interests with those of our stockholders. Our Board, in consultation with our Compensation Committee and its independent compensation consultant, reviews the policy annually to ensure our compensation levels remain competitive with our peer companies and appropriately aligned with stockholder interests. Based on this review, our Board approved adjustments to the non-employee director compensation program in November 2025.
Under our non-employee director compensation policy, each non-employee director is entitled to receive cash retainers for service on our Board and its committees, as set forth below:

	Prior to November 3, 2025	Effective November 3, 2025
	Annual Retainer ($)	Annual Retainer ($)
Board of Directors:
Member	33,000	37,000
Additional retainer for lead independent director	19,000	21,000
Audit Committee:
Member (other than chair)	10,000	11,000
Chair	20,000	22,000
Compensation Committee:
Member (other than chair)	7,500	8,500
Chair	15,000	17,000
Nominating and Corporate Governance Committee:
Member (other than chair)	4,250	5,000
Chair	8,500	10,000
All cash retainers are paid quarterly in arrears and prorated for partial years of service.
To align the interests of our non-employee directors with long-term stockholder value, upon initial election to our Board, each non-employee director is granted a restricted stock unit (“RSU”) award with a fair market value of $400,000 (the “Initial Grant”). The Initial Grant vests in equal installments on the first, second, and third anniversaries of the grant date, subject to continued service as a director through the applicable vesting date.
In addition, on the date of each annual meeting of stockholders, each non-employee director who continues in service is granted an annual RSU award with a fair market value of $200,000 (the “Annual Grant”). The
Annual Grant vests in full upon the earlier of (i) the first anniversary of the grant date and (ii) the date of our next annual meeting of stockholders, subject to continued service through the applicable vesting date.
These awards are subject to full accelerated vesting upon a change in control. In November 2025, our Board approved an increase in the Annual Grant to a fair market value of $225,000.
Any director who is also an employee of our Company does not receive additional compensation for their service as a director beyond the compensation they receive for serving as our employee.
We will reimburse all reasonable out-of-pocket expenses incurred by our non-employee directors in attending meetings of our Board and its committees.

To protect the Company and its stockholders against excessive compensation, our non-employee director compensation policy establishes maximum limits on the aggregate amount of compensation, including both cash and equity compensation, that may be paid to any non-employee director for service as a director in any calendar year. Such compensation may not exceed $1,000,000 in the calendar year in which the non-
employee director is initially elected or appointed to our Board and $750,000 in any other calendar year.
Director Compensation Table
The following table sets forth information regarding compensation awarded to, earned by, or paid to each person who served as a non-employee director during the fiscal year ended December 31, 2025. Other than as set forth in the table and described below, we did not pay any cash compensation, grant any equity or non-equity awards, or pay any other compensation to our non-employee directors in 2025 for their service as directors.
During the fiscal year ended December 31, 2025, Andrew Bialecki, our Co-Chief Executive Officer, and Ed
Hallen, our Chief Strategy Officer, each served as a member of our Board and as an employee. Neither Mr.
Bialecki nor Mr. Hallen received any additional compensation for their service as directors and, accordingly, are not included in the table below. The total compensation earned by or paid to Mr. Bialecki is presented in the “Summary Compensation Table” in the section titled “Executive Compensation.”
Chano Fernández served as a non-employee director until August 29, 2025, when he was appointed to serve as our Interim Executive Officer effective September 1, 2025, and received non-employee director compensation through that date, which is reflected in the table below. He did not receive any additional compensation for his service as a director thereafter.

Name	Fee Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Jennifer Ceran	58,332	198,055		256,387
Chano Fernández	31,826	198,055	3,539,691(3)	3,769,572
Ping Li(4)	—	—		—
Michael Medici(4)	—	—		—
Roxanne Oulman	43,802	198,055		241,857
Susan St. Ledger	41,302	198,055		239,357
Tony Weisman(4)	76,221	198,055		274,276
_______________
(1)The amounts reported represent the aggregate grant date fair value of the RSU awards granted to our non-employee directors during the fiscal year ended December 31, 2025, calculated in accordance with the Financial Accounting Standards Board
(“FASB”), Accounting Standards Codification (“ASC”) Topic 718. The assumptions used in calculating these amounts are set forth in note 2 to our audited consolidated financial statements included in the 2025 Annual Report. The amounts reported do not reflect the actual economic value that may be realized by the directors.
(2)The following table presents the aggregate number of unvested stock awards held by our non-employee directors as of December
31, 2025.

Number of Unvested Stock Awards Held as of December 31, 2025
Jennifer Ceran	5,820
Chano Fernández	29,154
Ping Li	—
Michael Medici	—
Roxanne Oulman	29,154
Susan St. Ledger	29,154
Tony Weisman	5,820

(3)The amount reported represents compensation received by Mr. Fernández in connection with his service as Interim Executive
Officer from September 1, 2025 through December 31, 2025 and not for his service as a director, consisting of approximately (i)
$355,796 in cash compensation and (ii) $3,183,895 representing the grant date fair value of an RSU award granted in September
2025.
(4)Mr. Li and Mr. Medici each elected to waive their right to receive any non-employee director compensation.
(5)Mr. Weisman served as a member of our Compensation Committee from August 29, 2025 to December 9, 2025.

PROPOSAL TWO
NON-BINDING ADVISORY VOTE
ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
We are providing our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with
SEC rules. This proposal, commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street
Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act.
This say-on-pay vote gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. It is not intended to address any specific element of compensation, but rather the overall compensation of our named executive officers and the related compensation philosophy, policies, and practices described in this Proxy Statement.
The compensation of our named executive officers is described in the section titled “Executive
Compensation—Compensation Discussion and Analysis,” the compensation tables, and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, we believe that our compensation program is aligned with our stockholders’ interests, consistent with current market practices, and supports our long-term strategy.
Accordingly, we are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the named executive officers of Klaviyo, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and
Analysis, compensation tables, and narrative discussion, is hereby APPROVED.”
Because this is an advisory vote, the result of this vote is not binding on us, our Board, or our Compensation
Committee. As such, the results of this vote will not be construed to create or imply any change to the fiduciary duties of our Board. Nevertheless, the views expressed by our stockholders are important to our
Board and management, and our Board and Compensation Committee intend to consider the results of this vote in making future determinations regarding compensation arrangements for our named executive officers.
Consistent with an annual frequency, the next advisory vote on the compensation of our named executive officers is expected to occur at our 2027 annual meeting of stockholders.
Vote Required
The affirmative “FOR” vote of a majority of the votes properly cast at the Annual Meeting is required to approve, on a non-binding advisory basis, the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

EXECUTIVE OFFICERS
The following table sets forth, for our executive officers, their ages and positions held with us as of April 15,
2026:

Name	Age	Position
Andrew Bialecki	40	Co-Chief Executive Officer, Co-Founder, and Chairperson
Chano Fernández	56	Co-Chief Executive Officer
Amanda Whalen	51	Chief Financial Officer
Carmel Galvin	57	Chief People Officer
Landon Edmond	55	Chief Legal Officer and General Counsel
Steve Rowland, who served as our President during fiscal year 2025, is not included in the table above because he ceased serving as our President effective December 31, 2025. In July 2025, Mr. Rowland informed the Company of his intention to retire, and he remained in a transitional role through December 31,
2025. Following his separation from employment, Mr. Rowland provided consulting services to the Company through March 31, 2026.
Biographical information for Andrew Bialecki and Chano Fernández is included above with the director biographies in the section titled “Information Regarding Director Nominees and Current Directors.”
Amanda Whalen has served as our Chief Financial Officer since May 2022. From July 2017 to March 2022,
Ms. Whalen held various senior leadership roles at Walmart Inc. (NASDAQ: WMT), a global omnichannel retailer, including most recently as Executive Vice President and Chief Financial Officer of Walmart
International. From 2008 to 2017, Ms. Whalen served as a finance and strategy executive in various industries, and from 1997 to 2008 she was with Bain & Company, a global management consulting firm. Ms.
Whalen currently serves as a director at Taylor Morrison Home Corporation (NYSE: TMHC). Ms. Whalen
holds a B.A. in Comparative Literature from Princeton University and an M.B.A. from the Massachusetts
Institute of Technology’s Sloan School of Management.
Carmel Galvin has served as our Chief People Officer since April 2024. Prior to joining Klaviyo, Ms. Galvin served as Chief People Officer of Stripe, Inc., a financial services and technology company, from January
2021 to January 2024. Ms. Galvin also served as Chief Human Resources Officer and Senior Vice President,
People and Places at Autodesk, Inc. (NASDAQ: ADSK), a multinational software company, from March 2018 to January 2021, and as Chief Human Resources Officer and Senior Vice President at Glassdoor, Inc., a job
listing platform, from April 2016 to February 2018. She previously held various executive leadership roles at other technology companies, including Advent Software, Inc., Deloitte New-venture Accelerator, Front
Arch, Inc., Moody’s Analytics and Barra, Inc. Ms. Galvin currently serves as a director at OPENLANE, Inc.
(NYSE: OPLN), a technology company that provides digital marketplaces for used vehicles. Ms. Galvin holds a B.A. from Trinity College Dublin and Master of Business (Human Resources) from University College
Dublin.
Landon Edmond has served as our Chief Legal Officer and General Counsel since December 2020. Prior to joining Klaviyo, Mr. Edmond served in a variety of leadership positions at SAP SE, an enterprise application software company, from May 2012 to December 2020, including as Senior Vice President and General
Counsel. Prior to its acquisition by SAP SE in 2012, Mr. Edmond served in various leadership roles, including as General Counsel, at Ariba, Inc., a spend management software company, from May 2000 to April 2012.
Since October 2020, Mr. Edmond has served on the advisory board of the Santa Clara University School of
Law. Mr. Edmond holds a B.A. in Sociology from the University of South Florida and a J.D. from the Santa
Clara University School of Law.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview
Fiscal year 2025 was a defining year of transformation and growth for Klaviyo, marked by the launch of the autonomous B2C CRM, the introduction of AI-powered agents, and 32% year-over-year revenue growth to
$1.234 billion.
To execute on our strategic objectives, Klaviyo competes for executive talent in the technology and enterprise software markets. Our Compensation Committee has designed our executive compensation program to attract, retain, and motivate our executive officers, while aligning pay with Company performance and long-term stockholder value.
This Compensation Discussion and Analysis section describes our 2025 executive compensation program for our “named executive officers” (as defined in SEC rules), including our compensation philosophy, key policies and practices, and our Compensation Committee’s specific compensation decisions.
Our named executive officers for the fiscal year ended December 31, 2025 were:
Steve Rowland served as our President through December 31, 2025. In July 2025, Mr. Rowland informed the
Company of his intention to retire, and he remained in a transitional role through December 31, 2025.
Following his separation from employment, Mr. Rowland provided consulting services to the Company through March 31, 2026.
This Compensation Discussion and Analysis section is organized in the following sections:
•Section 1 - Executive Summary
•Section 2 - Executive Compensation Objectives, Policies & Practices
•Section 3 - 2025 Executive Compensation Program
•Section 4 - Other Features of Our Executive Compensation Program

Section 1 - Executive Summary
Our executive compensation program is designed to attract, retain, and motivate highly qualified executive officers in competitive technology and enterprise software markets and support the execution of our strategic objectives by aligning compensation with Company performance and long-term stockholder value.
Our Business
Klaviyo is a B2C CRM that helps consumer companies create smarter, stronger, and more valuable customer experiences. We unify the data, intelligence, and actions that define a consumer relationship into an infrastructure built for autonomy and scale.
In early 2025, we defined and introduced a new category of customer relationship management solutions built exclusively for B2C companies. We announced Klaviyo B2C CRM, a unified platform that combines marketing, service, analytics, and our data platform into a single system designed to meet the high-volume, fast-paced needs of consumer companies. We also expanded our offerings beyond marketing to address customer service use cases. In September 2025, we launched Marketing Agent and Customer Agent, which leverage large language models and other generative artificial intelligence technologies.
As of December 31, 2025, over 193,000 businesses, from emerging creators to global enterprises, relied on our Klaviyo Data Platform to turn real-time consumer data into personalized, revenue-driving experiences across marketing, service, and beyond.

Fiscal Year 2025 Financial and Business Highlights
2025 was a defining year for Klaviyo. We delivered 32% year-over-year revenue growth to $1.234 billion, launched the autonomous B2C CRM and AI-powered agents, and expanded operating margins —
demonstrating strong execution and efficient growth at scale. The following highlights provide context for our Compensation Committee’s executive compensation decisions during the fiscal year ended December
31, 2025.
See Appendix A to this Proxy Statement for a reconciliation of GAAP to non-GAAP financial measures and other information.
The below figures highlight progress made executing key strategic growth priorities in 2025:
All figures reported above are as of December 31, 2025 unless noted otherwise. See the section of this Proxy
Statement titled “Select Defined Terms” for definitions of customers, NRR, and customers generating over
$50,000 of ARR.

Stockholder Engagement and Board Responsiveness to our 2025 Say-on-Pay Advisory Vote
Stockholder Engagement
We believe that regular engagement with our stockholders is an important component of our corporate governance practices. At the 2025 Annual Meeting, approximately 99.80% of our stockholders voted to approve the compensation of our named executive officers. Although this vote is advisory and non-binding, we value the perspectives of our stockholders and consider the outcome of the say-on-pay vote as an important factor in our ongoing review of executive compensation practices. Leading up to our inaugural
Say-on-Pay advisory vote at the 2025 Annual Meeting, we initiated a stockholder engagement program to solicit feedback on our executive compensation and governance practices. We offered engagement opportunities to stockholders representing approximately 35% of our outstanding shares.
Feedback from these discussions was generally supportive of our compensation philosophy and governance practices, while also encouraging our continued evolution. A consistent theme raised by investors was the introduction of performance-based long-term incentives, which many view as a natural progression for recently public technology companies.
In response to this feedback, and as part of our ongoing review of market practices, our Compensation
Committee approved several changes to our executive compensation program beginning in fiscal year
2026.
Compensation Program Enhancements for Fiscal Year 2026
Our Compensation Committee approved the following enhancements to our executive compensation program for fiscal year 2026.
•Introduction of Performance Stock Units (PSUs): We introduced a PSU program, with annual equity awards for our named executive officers consisting of approximately 70% service-based
RSUs and 30% PSUs. The PSUs will vest upon the achievement of specified performance targets tied to the trading price of our Series A Common Stock.
•Performance-Weighted Co-CEO Equity Package: The new-hire equity compensation for Co-CEO
Chano Fernández is weighted toward performance-based equity, with approximately $36 million in
PSUs tied to stock price performance over multiple years.
•Enhanced Cash Incentive Program: We aligned the fiscal year 2026 annual cash bonus program for our named executive officers with the same company-wide performance metrics used throughout the Company and increased their target bonus opportunities from 32% to 50% of base salary to align with market practice and strengthen the pay-for-performance orientation of our compensation program.

Key Actions for Fiscal Year 2025 Executive Compensation
Chief Executive Officer
Our Compensation Committee took the following actions with respect to the compensation of Andrew
Bialecki, our CEO for the fiscal year ended December 31, 2025:

Compensation Element	Fiscal Year 2025 Design
Base Salary	•Our Compensation Committee maintained base salary at the same level as fiscal year 2024.
Annual Cash Incentive	•Our CEO did not participate in our Senior Executive Cash Incentive Bonus Plan (the “Bonus Plan”).
Long-Term Equity Incentive	•Our CEO did not receive any RSU awards.
Mr. Bialecki’s compensation structure reflects his significant existing equity ownership in the Company.
Other Named Executive Officers
Our Compensation Committee took the following actions with respect to the compensation of our other named executive officers (“Other NEOs”) for the fiscal year ended December 31, 2025:

Compensation Element	Fiscal Year 2025 Design
Base Salaries	•Our Compensation Committee maintained base salaries at the same levels as fiscal year 2024.
Annual Cash Incentive	•Achievement under the Bonus Plan was 107%; our Compensation Committee exercised negative discretion to reduce payouts to 87.3% of target.
Long-Term Equity Incentive	•Our Compensation Committee granted RSU awards to our Other NEOs with three-year vesting periods to support retention and long-term alignment.

Section 2 - Executive Compensation Objectives, Policies, and Practices
Our executive compensation program is designed to:
•Attract and retain highly qualified executive officers with the skills, leadership, and experience necessary to support the achievement of our strategic, operational, and financial objectives;
•Motivate strong performance through a compensation structure that emphasizes variable, performance-based incentives tied to rigorous, measurable performance goals; and
•Align the interests of our executive officers with the long-term interests of our stockholders.
Below is a summary of the key compensation and corporate governance practices that we maintain to support these objectives:

What We Do	What We Don’t Do
•Our Compensation Committee consists solely of
independent members of our Board.
•Our Compensation Committee has retained an
independent compensation consultant and uses
a representative peer group and market data to
inform executive compensation decisions.
•We tie annual cash incentive to achievement of
objective, pre-established corporate
performance metrics with threshold
performance requirements and payout caps.
•We grant equity awards with multi-year vesting
to promote long-term stockholder alignment
and retention.
•We maintain stock ownership guidelines (6x
base salary for Co-CEOs; 5x annual cash retainer
for directors; 2x base salary for other executive
officers).
•We maintain a clawback policy covering both
cash and equity incentive compensation.
•We conduct an annual advisory vote on named
executive officer compensation.
•We have engaged, and intend to continue to
regularly engage, with our stockholders and
consider their feedback in the design of our
executive compensation program.

•We generally do not allow hedging or pledging
of Klaviyo stock.
•Our Compensation Committee does not
guarantee salary increases, bonuses, or equity
awards.
•We do not offer fixed term (vs. “at-will”)
employment for our named executive officers.
•We generally do not provide single-trigger
vesting acceleration upon a change in control.
•We do not provide tax reimbursements or
gross-ups on change-in-control payments.
•We do not offer special executive welfare,
health benefits, or retirement plans not available
to our employees generally.
•We generally do not provide material perquisites
to our named executive officers.

Elements of Our Fiscal Year 2025 Compensation Program
Our executive compensation program generally consists of three principal components: base salary, annual cash incentive, and long-term equity incentive compensation. These components are designed to provide a significant portion of total direct compensation in variable, performance-based elements that align the interests of our executive officers with long-term stockholder value.
We also provide our executive officers with benefits available to all of our employees, including participation in Klaviyo’s 401(k) plan and other employee benefit programs.
The following chart summarizes the primary elements of our executive compensation program, including their objectives and key features.

Elements	Objectives	Key Features
Base Salary (fixed cash)	•Provide a competitive level of fixed cash compensation to attract and retain highly qualified executive talent.	•Determined based on role, experience, and market data.
Annual Cash Incentive (at-risk cash)	•Motivate achievement of key business and financial objectives.	•Based on pre-established corporate performance metrics. •Subject to threshold performance requirements and payout caps.
Long-Term Equity Incentive (at-risk equity)	•Align executive compensation with long-term stockholder value and support retention.	•Primarily granted as RSUs with multi-year vesting. •Value tied to stock price performance. •Grant levels based on role, experience, and market data.
We seek to provide a market-competitive and performance-driven compensation program for our named executive officers that appropriately balances their short-term and long-term incentives.
We do not have a formal policy for allocating compensation among salary, annual cash incentive, and equity awards, or between short-term and long-term compensation and cash and non-cash compensation.
Instead, our Compensation Committee uses its judgment, informed by market data provided by its independent compensation consultant, to determine the appropriate mix of compensation components for each named executive officer.

Compensation-Setting Process
Role of Our Compensation Committee
Our Compensation Committee oversees our executive compensation programs, including our compensation structure, policies, and plans, with the goal of attracting and retaining key management personnel, motivating management to achieve our corporate goals and strategies, and aligning the interests of management with the long-term interest of our stockholders, and is responsible for reviewing and determining the compensation of our executive officers, including our named executive officers.
Our Compensation Committee meets periodically throughout the year to evaluate our executive compensation program and generally determines the principal components of compensation (base salary, annual cash incentive, and long-term equity awards) on an annual basis, although decisions may be made at other times for new hires, promotions, or other special circumstances. Our Compensation Committee does not delegate authority to approve executive officer compensation and does not maintain a formal policy regarding the timing of equity awards to our executive officers.
For additional information regarding the composition and responsibilities of our Compensation Committee, see the section titled “Information Regarding the Board of Directors and Corporate Governance.”
Role of Management
In fulfilling its responsibilities, our Compensation Committee considers input from management. Our Co-
CEOs provide our Compensation Committee with performance assessments and compensation recommendations for our executive officers other than themselves. Other members of management and, from time to time, outside advisors or consultants may be invited to provide information or advice or participate in our Compensation Committee meetings.
No member of management, including our Co-CEOs, participates in discussions regarding his or her own performance or compensation. Our Compensation Committee retains final authority over all compensation decisions relating to our executive officers.
Role of Compensation Consultant
Our Compensation Committee has the authority to retain or obtain the advice of its own compensation consultants, legal counsel, and other advisers.
Our Compensation Committee retained Compensia as its independent compensation consultant for the fiscal year ended December 31, 2025. Compensia’s engagement included:
•Advising on the selection of a peer group to use as a reference in making executive compensation decisions and evaluating executive compensation practices;
•Providing market data and analysis to support compensation decisions, including base salary, annual cash incentive opportunities, and equity awards;
•Reviewing compensation trends, risks, and regulatory developments; and
•Advising on director compensation and equity usage practices.
Our Compensation Committee has assessed the independence of Compensia, taking into account the factors set forth in the NYSE listing standards and applicable SEC rules, and determined that Compensia’s work does not create any conflict of interest.

Use of Competitive Market Compensation Data
In making compensation decisions, our Compensation Committee considers the practices of comparable public companies and those with which we compete for executive talent. To support this analysis, our
Compensation Committee selects a peer group of publicly traded companies with input from its independent compensation consultant, Compensia.
In late 2024, Compensia proposed, and our Compensation Committee approved, a peer group of public companies that are comparable to Klaviyo in terms of industry and financial characteristics. This peer group provides a reference point for evaluating our executive compensation decisions.
Our executive compensation peer group for the fiscal year ended December 31, 2025 was as follows:

Fiscal Year 2025 Peer Group
Asana	Freshworks	Smartsheet
BILL Holdings	GitLab	Snowflake
Braze	Hubspot	Sprinklr
Cloudflare	MongoDB	Sprout Social
Confluent	Okta	Twilio
Datadog	Samsara	Zoominfo Technologies
Five9	Shopify
In determining executive compensation for the fiscal year ended December 31, 2025, our Compensation
Committee reviewed data from the above-listed peer group. Our Compensation Committee reviews the peer group at least annually, with input from its independent compensation consultant, and makes adjustments as appropriate based on changes in our business and the businesses of peer companies.
Using data compiled from the peer group, Compensia prepared, and our Compensation Committee reviewed, market data for base salary, annual cash incentive opportunities, total target cash compensation, equity compensation grant value, and total target direct compensation for each named executive officer.
Market data is only one of the factors considered in making compensation decisions. Our Compensation
Committee also considers other factors, as described below under “Factors Used in Determining Executive
Compensation.”
Factors Used in Determining Executive Compensation
Our Compensation Committee determines the compensation of our named executive officers based on its judgment and a variety of factors, which may vary from year to year, rather than a fixed formula.
In making executive compensation decisions, our Compensation Committee generally considers the following factors:
•Company and individual performance;
•Current and anticipated business needs;
•Each executive officer’s role, responsibilities, skill set, and experience;
•Internal pay equity among our executive officers;
•Need to attract and retain executive talent in a competitive industry;
•Value of existing equity holdings, including the potential value of unvested equity awards;
•Market data, as described above under “Use of Competitive Market Compensation Data”; and
•Recommendations from the independent compensation consultant, our Co-CEOs (other than for their own compensation), and other members of management.

Section 3 - 2025 Executive Compensation Program
Base Salary
Base salary represents the fixed component of compensation and is intended to provide a competitive level of pay.
In March 2025, our Compensation Committee reviewed the base salaries of our executive officers, taking into consideration market data provided by its independent compensation consultant, the recommendations of Mr. Bialecki, and the other factors described in the section above.
Following this review, our Compensation Committee determined that the base salaries of our named executive officers were appropriate and would remain at their fiscal year 2024 levels.
The base salaries approved for each of our named executive officers for the fiscal year ended December 31,
2025 are set forth below:

Named Executive Officer	Fiscal Year 2025 Base Salary ($)	Percentage Adjustment from Fiscal Year 2024
Andrew Bialecki	75,000	—%
Amanda Whalen	625,000	—%
Carmel Galvin	530,000	—%
Steve Rowland	600,000	—%
Landon Edmond	520,000	—%
Annual Cash Incentive
In addition to base salary, we provide our named executive officers the opportunity to earn annual cash bonuses under the Bonus Plan. Bonuses are based on the achievement of company and individual performance targets established by our Compensation Committee. Our Compensation Committee believes that the Bonus Plan’s performance metrics contribute to driving long-term stockholder value, play an important role in influencing management performance, and help attract, motivate, and retain our named executive officers and other employees.
Annual target bonus opportunities for our named executive officers are determined by our Compensation
Committee and expressed as a percentage of each individual’s annual base salary. Earned bonus amounts, if any, are paid out in cash.
In March 2025, our Compensation Committee reviewed the performance-based cash bonus opportunities of our named executive officers, taking into account market data provided by its independent compensation consultant, recommendations from management, and the other factors described under the section titled
“Factors Used in Determining Executive Compensation.” In connection with this review, our Compensation
Committee also evaluated the overall structure and target levels of the annual incentive program to ensure continued alignment with market practices and the Company’s strategic priorities.
Following this review, our Compensation Committee approved the target bonus opportunities for each of our named executive officers for the fiscal year ended December 31, 2025, as set forth below:

Named Executive Officer	Fiscal Year 2025 Target Bonus Opportunity (% of Base Salary)	Fiscal Year 2025 Target Bonus Opportunity ($)	Percentage Adjustment from Fiscal Year 2024
Andrew Bialecki(1)	N/A	N/A	N/A
Amanda Whalen	32%	200,000	12%
Carmel Galvin	32%	169,600	12%
Steve Rowland	67%	400,000	—%
Landon Edmond	32%	166,400	12%
_______________
(1)Mr. Bialecki did not participate in the Bonus Plan.

Executive Bonus Goal Setting
In March 2025, our Compensation Committee approved the performance metrics and their relative weighting for the performance-based cash bonus awards under the Bonus Plan for the fiscal year ended
December 31, 2025.
The performance goals for our named executive officers consisted of corporate performance metrics of revenue and non-GAAP operating income, with 75% of the bonus payout eligibility based on achievement of the revenue target and 25% based on achievement of the non-GAAP operating income target. See
Appendix A to this Proxy Statement for a reconciliation of GAAP to non-GAAP financial measures and other information.
The targets against which performance is measured are based on our annual budget and strategic planning process, which is reviewed with our Board and finalized in the first quarter of the fiscal year.
Payouts under the Bonus Plan are determined based on performance curves for each metric. For the revenue component, no payout is earned if performance is below 95% of target, with payout increasing for performance between 95% and 100% of target and at an accelerated rate for performance above target, subject to a maximum payout of 110% of the target amount.
For the non-GAAP operating income component, no payout is earned if performance is below 50% of target, with payout increasing proportionally for performance up to target and at an accelerated rate for performance above target, subject to a maximum payout of 110% of the target amount.
Our Compensation Committee designed these performance goals and payout curves to be rigorous and to align executive incentives with the achievement of our financial and strategic objectives. Threshold performance levels were established such that no payout would be earned below specified levels of achievement, and maximum payouts were capped to balance strong performance incentives while discouraging undue risk-taking in our executive compensation program.
Our Compensation Committee retains discretion to adjust bonus outcomes, including to award cash bonuses absent attainment of the relevant performance goals or to reduce or increase the size of any bonus amount.

2025 Bonus Payouts
In early 2026, our Compensation Committee determined performance results under the Bonus Plan based on the process described above.
For the fiscal year ended December 31, 2025, our achievement against the target performance levels, the resulting funding levels prior to the application of any negative discretion, and the final approved payouts were as follows:
Based on a relative weighting of 75% for the revenue performance measure and 25% for the non-GAAP operating income performance measure, total achievement for fiscal year 2025 was approximately 107% of target.
After considering input from our Co-CEOs, our Compensation Committee exercised negative discretion and reduced bonus payouts for our named executive officers to 87.3% of their target bonus opportunity to more closely align with the achievement of goals established for our broader employee population. In connection with his transition and separation from the Company, Mr. Rowland received a bonus payout equal to 100% of his target bonus opportunity.
Bonus payouts for fiscal year 2025 were paid in cash in March 2026. The actual bonus payouts to our named executive officers under the Bonus Plan for fiscal year 2025 were as follows:

Named Executive Officer	Fiscal Year 2025 Target Bonus Opportunity ($)	Fiscal Year 2025 Actual Bonus Paid ($)
Andrew Bialecki	—	—
Amanda Whalen	200,000	174,600
Carmel Galvin	169,600	148,061
Steve Rowland	400,000	400,000(1)
Landon Edmond	166,400	145,267
_______________
(1)Mr. Rowland received a bonus payout equal to 100% of his target bonus opportunity in connection with his transition and separation from the Company, pursuant to his transition and separation agreement.

Long-Term Incentive Compensation
We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. Equity awards align the interests of our executive officers with long-term stockholder value, as the realized value of these awards is directly tied to our stock price. In addition, equity awards support retention by encouraging continued service through multi-year vesting periods.
Long-term incentive compensation in the form of equity awards is granted to our executive officers by our
Compensation Committee. In determining award levels, our Compensation Committee considers a range of factors, including each executive officer’s role and performance, existing equity holdings and retention profile, our overall equity usage, and the other factors described in “Factors Used in Determining Executive
Compensation” above. For executive officers other than our Co-CEOs, our Compensation Committee also considers input from our Co-CEOs.
For fiscal year 2025, our Compensation Committee granted long-term incentive compensation solely in the form of service-based RSUs, which vest over multiple years and are settled in shares of our Series A common stock. Because the value of RSUs fluctuates with changes in our stock price, these awards align executive incentives with long-term stockholder value and serve as an important retention tool. As noted above, Mr.
Bialecki, our Co-CEO, did not receive any RSU awards for fiscal year 2025.
Prior to our IPO in September 2023, all of the equity awards we granted were made under our 2015 Stock
Incentive Plan (as amended, “2015 Plan”). All of the equity awards granted after our IPO have been granted under our 2023 Stock Option and Incentive Plan (as amended, “2023 Plan”).
While fiscal year 2025 equity awards were granted solely in the form of RSUs, our Compensation Committee designed and has introduced a PSU program in fiscal year 2026, reflecting our continued focus on strengthening pay-for-performance alignment of our executive compensation program.
2025 Annual Equity Awards
As part of its annual review of our executive compensation program, and after considering peer group data, recommendations from our CEO, and the other factors described above, our Compensation Committee granted annual equity awards in the form of RSUs to our named executive officers for fiscal year 2025, as set forth in the table below.

Named Executive Officer	Service-Based RSUs (#)(1)(2)	Total Fair Value at Grant Date ($)(3)
Andrew Bialecki	—	—
Amanda Whalen	208,116(4)	7,044,727
Carmel Galvin	130,072(4)	4,402,937
Landon Edmond	130,072(4)	4,402,937
Steve Rowland	208,116(4)	7,530,462(5)
_______________
(1)Ms. Whalen, Ms. Galvin, Mr. Edmond, and Mr. Rowland received their equity awards in March 2025 as part of their regular annual equity refresh.
(2)The RSUs are subject to service-based vesting conditions.
(3)The amounts reported represent the aggregate grant date fair value of the RSUs granted to our named executive officers reported under our 2023 Plan, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSU awards reported in this column are set forth in note 2 to our audited consolidated financial statements included in the 2025
Annual Report. The amounts reported in this column do not reflect the actual economic value that may be realized by the named executive officer.
(4)50% of the shares underlying the RSUs vest in 8 equal quarterly installments beginning on May 15, 2025 and the remaining 50% of the shares underlying the RSUs vest in 4 equal quarterly installments thereafter, subject to the named executive officer’s continued
service with the Company through each such date.
(5)The amount reported represents, during the fiscal year ended December 31, 2025, (i) the incremental fair value of Mr. Rowland’s RSU award for which the vesting schedule was modified in connection with his transition and separation from the Company, resulting in an incremental fair value of $485,735 and (ii) the aggregate grant date fair value of the RSU awards granted to Mr. Rowland in an amount of $7,044,727.
As noted above, Andrew Bialecki did not receive any equity award for fiscal year 2025.

Section 4 - Other Features of Our Executive Compensation Program
Agreements with Our Named Executive Officers
We have entered into offer letters or employment agreements with certain of our named executive officers, the material terms of which are described below.
Andrew Bialecki
We have not entered into a formal written offer letter or employment agreement with Mr. Bialecki.
Amanda Whalen
We entered into an employment agreement with Ms. Whalen effective as of August 27, 2023 (the “Whalen
Employment Agreement”). The Whalen Employment Agreement provides for at-will employment and sets forth her annual base salary (subject to adjustment), eligibility to participate in employee benefit plans, and eligibility for severance and change in control benefits. See the section titled “Potential Payments Upon
Termination or Change in Control” below for additional information.
Carmel Galvin
We entered into an employment agreement with Ms. Galvin effective as of April 15, 2024 (the “Galvin
Employment Agreement”). The Galvin Employment Agreement provides for at-will employment and sets forth her annual base salary (subject to adjustment), a sign-on bonus of $250,000, a relocation bonus of
$100,000, her target annual bonus opportunity, eligibility to participate in employee benefit plans, and eligibility for severance and change in control benefits. See the section titled “Potential Payments Upon
Termination or Change in Control” below for additional information.
Landon Edmond
We entered into an employment agreement with Mr. Edmond effective as of August 27, 2023 (the “Edmond
Employment Agreement”). The Edmond Employment Agreement provides for at-will employment and sets forth his annual base salary (subject to adjustment), eligibility to participate in employee benefit plans, and eligibility for severance and change in control benefits. See the section titled “Potential Payments Upon
Termination or Change in Control” below for additional information.
Steve Rowland
We entered into an employment agreement with Mr. Rowland effective as of August 27, 2023 (the “Rowland
Employment Agreement,” and together with the Whalen Employment Agreement, the Galvin Employment
Agreement, and the Edmond Employment Agreement, the “Named Executive Officer Employment
Agreements”). The Rowland Employment Agreement provided for at-will employment and set forth his annual base salary (subject to adjustment), his target annual bonus opportunity, eligibility to participate in employee benefit plans, and eligibility for severance and change in control benefits. See the section titled
“Potential Payments Upon Termination or Change in Control” below for additional information.
In August 2025, we entered into a transition and separation agreement with Mr. Rowland in connection with his planned retirement (the “Rowland Separation Agreement”). Pursuant to the Rowland Separation
Agreement, Mr. Rowland continued in his role as President during a transitional period through December
31, 2025, during which he remained employed at his then-current base salary, continued to participate in our employee benefit plans, and continued to vest in his outstanding equity awards. Following his separation from employment, Mr. Rowland provided consulting services to the Company through March 31, 2026 (the
“Consulting Period”). During the Consulting Period, Mr. Rowland did not receive cash compensation but continued to vest in certain outstanding equity awards in accordance with their terms. Subject to his execution and non-revocation of a release of claims and continued compliance with the terms of the
Rowland Separation Agreement, Mr. Rowland became eligible to receive severance benefits, including (i)
one times the sum of (a) current base salary and (b) target bonus, and (ii) Company-paid COBRA premiums
(or equivalent payments) for up to 12 months following termination.

Severance and Change in Control Benefits
Our offer letters and employment agreements provide our executive officers, including our named executive officers, with certain post-employment payments and benefits in the event of a qualifying termination of employment, including in connection with a change in control.
Under the Named Executive Officer Employment Agreements, if an executive officer’s employment is terminated by us without “cause” or by the executive officer for “good reason” (each as defined in the applicable agreement), subject to the executive officer signing and complying with a separation agreement and release, the executive officer is entitled to:
•A lump sum cash payment equal to the executive officer’s then-current base salary (or, if higher, the base salary in effect immediately prior to a change in control), plus, in the case of Mr. Rowland, an amount equal to his target bonus for the year of termination; and
•Payment of COBRA premiums for the executive officer (and, in the case of Mr. Rowland, his eligible dependents) for up to 12 months.
In addition, under the terms of our Bonus Plan in effect during 2025, our named executive officers are entitled to receive a lump sum cash payment equal to their then-current target bonus without regard to actual performance and without proration.
If a qualifying termination occurs within the period beginning 3 months prior to and 12 months following a change in control (the “CIC Period”), all outstanding and unvested equity awards that are subject solely to time-based vesting will fully vest and become exercisable or nonforfeitable, as applicable.
Payments and benefits provided in connection with a change in control may not be deductible under Section
280G of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and may be subject to the excise tax imposed under Section 4999 of the Code. If such payments or benefits would be subject to the excise tax, they will be reduced if such reduction would result in a higher net after-tax benefit to the recipient.
See the section titled “Potential Payments Upon Termination or Change in Control” below for an estimate of the potential payments and benefits payable under these arrangements.
Our Compensation Committee believes that these severance and change in control arrangements are an important component of our executive compensation program and support the recruitment and retention of key executives.
Welfare and Health Benefits
Our full-time U.S.-based employees, including our named executive officers, participate in broad-based health and welfare benefit programs sponsored by us. These programs include medical, dental, and vision coverage; life, accidental death and dismemberment, and disability insurance; health savings accounts;
flexible spending accounts; and wellness and commuter benefits.
We pay the full cost of life, accidental death and dismemberment, and disability insurance, and share the cost of other benefits with employees.
Perquisites and Other Personal Benefits
We do not provide material perquisites or other personal benefits to our named executive officers. Any such benefits, if provided, would be subject to approval and periodic review by our Compensation Committee.
401(k) Plan
We maintain a tax-qualified retirement savings plan under Section 401(k) of the Code in which our U.S.
employees, including our named executive officers, are eligible to participate. We make discretionary matching and other employer contributions under the 401(k) plan.
Non-qualified Deferred Compensation
We do not maintain any non-qualified deferred compensation plans or arrangements under which our named executive officers are entitled to participate.

Employee Stock Purchase Plan
We offer our employees, including our named executive officers, the opportunity to purchase shares of our
Series A common stock at a discount under our 2023 Employee Stock Purchase Plan (“2023 ESPP”).
Rule 10b5-1 Sales Plans
Our directors and executive officers may adopt written trading plans in accordance with Rule 10b5-1 under the Exchange Act, which permit pre-established trading arrangements. Transactions under these plans and any transactions outside of such plans are subject to our insider trading policy and applicable securities laws.
Performance-Based Compensation Recovery Policy
Effective October 2, 2023, our Board adopted a compensation recovery (“clawback”) policy in accordance with Rule 10D-1 under the Exchange Act and the corresponding NYSE listing standards.
The clawback policy provides that, in the event we are required to prepare a restatement of our financial statements, we will, subject to limited exceptions, recover from our current and former executive officers any incentive-based compensation that was erroneously received in excess of the amount that would have been received based on the restated financial statements, and such recovery is required without regard to whether any misconduct occurred.
The policy applies to incentive-based compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure and covers the three completed fiscal years immediately preceding the date on which we are required to prepare the restatement.
In addition, under Section 304 of the Sarbanes-Oxley Act of 2002, if we are required to restate our financial results due to our material noncompliance with financial reporting requirements as a result of misconduct, our Co-CEOs and Chief Financial Officer may be required to reimburse us for certain bonus or other incentive-based or equity-based compensation.
Policy Prohibiting Hedging and Pledging
Our Board has adopted an insider trading policy that prohibits our directors, officers, employees, and their affiliated persons from engaging in short sales, the purchase or sale of derivative securities or hedging transactions, transactions involving margin accounts, and the pledge of our securities as collateral for loans.
Stock Ownership Policy
We maintain a stock ownership policy designed to align the interests of our directors and executive officers with those of our stockholders and to promote a long-term focus on value creation.
Under this policy, each non-employee director is expected to hold shares of our common stock with a value of at least five times the annual cash retainer for regular Board service (excluding committee retainers).
Each executive officer is expected to hold shares of our common stock with a value of at least a multiple of their annual base salary, equal to six times base salary for our Co-CEOs and two times base salary for our other executive officers.
Individuals are expected to achieve the applicable ownership level within five years of becoming subject to the policy and, until such level is achieved, are required to retain a portion of the shares acquired through equity awards.
Policies on the Timing of Option Awards
Item 402(x) of Regulation S-K under the Securities Act requires us to describe our policies and practices regarding the timing of awards of stock options, stock appreciation rights and similar option-like instruments in relation to our disclosure of material nonpublic information.
We do not currently grant stock options, stock appreciation rights or similar option-like instruments.
Accordingly, we do not consider the timing of the disclosure of material nonpublic information in connection with the grant of such awards.

Compensation Risk Assessment
Our Compensation Committee has reviewed our compensation policies and practices and determined that they do not encourage excessive or unnecessary risk taking. While a portion of our executive compensation is performance-based, our programs are designed to balance short-term and long-term incentives.
Accordingly, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to each of our “covered employees” that exceeds $1 million per taxable year is generally non-deductible.
While our Compensation Committee considers the tax implications of executive compensation, it also evaluates a range of other factors and retains the flexibility to structure executive compensation in a manner consistent with the goals of our executive compensation program and the best interests of Klaviyo and its stockholders, which may include providing compensation that is not deductible under Section 162(m).
Accounting Considerations
Our Compensation Committee considers the accounting treatment of the various elements of our executive compensation program. We account for stock-based compensation in accordance with FASB ASC Topic
718, which requires that the grant date “fair value” of equity awards be recognized as an expense for financial reporting purposes, including for the amounts reported in the executive compensation tables in this Proxy
Statement.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
The Compensation Committee has reviewed and discussed with management the section of this Proxy
Statement titled “Compensation Discussion and Analysis.” Based on such review and discussion, the
Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into Klaviyo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Submitted by the Compensation Committee:
Michael Medici (Chair)
Susan St. Ledger
Ping Li
The information contained in this report shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Exchange Act, or subject to the liabilities of Section 18 of the
Exchange Act. No portion of this report shall be deemed to be incorporated by reference into any filing of
Klaviyo under the Securities Act or the Exchange Act through any general statement incorporating by reference in its entirety this Proxy Statement in which this report appears, except to the extent that Klaviyo specifically incorporates this report or a portion of it by reference.

Executive Compensation Tables
Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by, or paid to our named executive officers for services rendered to us in all capacities during the fiscal years ended December
31, 2025, 2024, and 2023.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Andrew Bialecki Chief Executive Officer	2025	75,000	—	—	—	3,000	78,000
	2024	75,000	—	—	—	3,030	78,030
	2023	75,000	—	—	—	3,031	78,031
Amanda Whalen Chief Financial Officer	2025	625,000	—	7,044,727	174,600	13,999	7,858,326
	2024	625,000	—	6,566,172	95,250	13,799	7,300,221
	2023	512,500	—	12,510,825	—	13,546	13,036,871
Carmel Galvin Chief People Officer	2025	530,000	—	4,402,937	148,061	12,086	5,093,084
	2024	377,116	350,000(4)	17,140,371	57,536	815	17,925,838

Landon Edmond Chief Legal Officer	2025	520,000	—	4,402,937	145,267	14,000	5,082,204
	2024	520,000	—	2,532,648	79,248	13,799	3,145,695
	2023	460,000	—	12,592,985(5)	—	13,385	13,066,370
Steve Rowland(6) President	2025	600,000	—	7,530,462(7)	400,000	7,712	8,538,174
	2024	600,000	—	4,783,916	304,800	9,108	5,697,825
	2023	300,000	100,000(8)	20,516,540	198,298	4,125	21,118,963
_______________
(1)The amounts reported represent the aggregate grant date fair value of the RSU awards granted to our named executive officers calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSU awards reported in this column are set forth in note 2 to our audited consolidated financial statements included in the 2025 Annual
Report. The amounts reported in this column do not reflect the actual economic value that may be realized by the named executive officers.
(2)The amounts reported reflect bonuses earned by our named executive officers pursuant to the Bonus Plan. For a description of the bonuses earned by our named executive officers during the fiscal year ended December 31, 2025, please see the section titled
“2025 Bonus Payouts.”
(3)The amounts reported represent 401(k) matching contributions made by us, unless noted otherwise.
(4)The amount reported represents (i) a one-time sign-on bonus of $250,000 and (ii) a relocation bonus of $100,000 paid in connection with Ms. Galvin joining our Company in April 2024.
(5)The amount reported represents, during the fiscal year ended December 31, 2023, (i) the incremental fair value of Mr. Edmond’s
RSU award for which the vesting schedule was modified for administrative purposes, resulting in an incremental fair value of
$3,361,985 and (ii) the aggregate grant date fair value of the RSU awards granted to Mr. Edmond in an amount of $9,231,000.
(6)Mr. Rowland served as our President through December 31, 2025. In July 2025, Mr. Rowland informed the Company of his intention to retire, and he remained in a transitional role through December 31, 2025. Following his separation from employment, Mr.
Rowland provided consulting services to the Company through March 31, 2026.`
(7)The amount reported represents, during the fiscal year ended December 31, 2025, (i) the incremental fair value of Mr. Rowland’s
RSU award for which the vesting schedule was modified in connection with his transition and separation from the Company, resulting in an incremental fair value of $485,735 and (ii) the aggregate grant date fair value of the RSU awards granted to Mr.
Rowland in an amount of $7,044,727.
(8)The amount reported represents a one-time sign-on bonus paid in connection with Mr. Rowland joining our Company in July 2023.

Grants of Plan-Based Awards in Fiscal Year 2025
The following table sets forth information regarding each plan-based award granted to our named executive officers during the fiscal year ended December 31, 2025.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(2)
Andrew Bialecki	—	—	—	—	—	—	—
Amanda Whalen	Annual Cash	—	25,000	200,000	220,000	—	—
	RSU Award	3/17/2025	—	—	—	208,116(3)	7,044,727
Carmel Galvin	Annual Cash	—	21,200	169,600	186,560	—	—
	RSU Award	3/17/2025	—	—	—	130,072(3)	4,402,937
Landon Edmond	Annual Cash	—	20,800	166,400	183,040	—	—
	RSU Award	3/17/2025	—	—	—	130,072(3)	4,402,937
Steve Rowland	Annual Cash	—	50,000	400,000	440,000	—	—
	RSU Award	3/17/2025	—	—	—	208,116(3)	7,044,727
_______________
(1)These amounts represent the annual cash bonus amounts that each of our participating named executive officers is eligible to earn in the fiscal year ended December 31, 2025 under the Bonus Plan based on our Company’s attainment of a specified amount of revenue (weighted at 75%) and non-GAAP operating income (weighted at 25%). The amounts shown in the “Threshold” column represent a bonus payout if our non-GAAP operating income is at least 50% of the non-GAAP operating income target and the minimum revenue performance metric is not met. If neither the minimum non-GAAP operating income performance metric nor the minimum revenue performance metric is met, no cash bonus will be paid. The amounts shown in the “Maximum” column represent the maximum bonus payout if the highest tier of revenue and non-GAAP operating income under the Bonus Plan is achieved or exceeded and reflect a maximum payout capped at 110% of the amounts shown in the “Target” column. The dollar value of the actual payments for these awards is included in the “Non-Equity Incentive Plan Compensation” column of the
“Summary Compensation Table” above. See Appendix A to this Proxy Statement for a reconciliation of GAAP to non-GAAP financial measures and other information.
(2)These amounts reported represent the aggregate grant date fair value of the RSUs awards granted to our participating named executive officers calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSU awards reported in this column are set forth in note 2 to our audited consolidated financial statements included in the
2025 Annual Report. The amounts reported in this column do not reflect the actual economic value that may be realized by the named executive officers.
(3)The shares underlying the RSU award are subject to service-based vesting conditions. 50% of the shares underlying the RSUs vest in 8 equal quarterly installments beginning on May 15, 2025 and the remaining 50% of the shares underlying the RSUs vest in 4 equal quarterly installments thereafter, subject to the named executive officer’s continued service with the Company through each such date.

Outstanding Equity Awards as of December 31, 2025
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2025.

		Option Awards				Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock or Units That Have Not Vested (#)	Market Value of Shares of Stock or Units That Have Not Vested ($)(2)
Amanda Whalen	5/9/2022(3)	—	—	—	—	68,750	2,232,313
	3/31/2023(4)	—	—	—	—	40,625	1,319,094
	9/19/2023(5)	—	—	—	—	73,000	2,370,310
	4/15/2024(6)	—	—	—	—	157,437	5,111,979
	3/17/2025(7)	—	—	—	—	169,095	5,490,515
Carmel Galvin	5/15/2024(8)	—	—	—	—	431,965	14,025,904
	3/17/2025(7)	—	—	—	—	105,684	3,431,559
Landon Edmond	3/31/2023(4)	—	—	—	—	22,500	730,575
	9/19/2023(9)	—	—	—	—	87,188	2,830,994
	4/15/2024(6)	—	—	—	—	60,726	1,971,773
	3/17/2025(7)	—	—	—	—	105,684	3,431,559
Steve Rowland	8/1/2023(10)	—	—	—	—	359,184	11,662,704
	4/15/2024(6)	—	—	—	—	114,704	3,724,439
	3/17/2025(7)	—	—	—	—	169,095	5,490,515
_______________
(1)All equity awards listed in this table that were granted prior to our IPO were granted pursuant to our 2015 Plan, and all other equity awards listed in this table were granted pursuant to our 2023 Plan.
(2)The market value of RSUs is based on the closing price of our Series A common stock on December 31, 2025, the last trading day of the fiscal year ended December 31, 2025, which was $32.47.
(3)The shares underlying this RSU award were subject to both a time and service vesting condition and a liquidity event vesting condition, with 25% of the RSUs satisfying the time and service vesting condition on the first anniversary of May 15, 2022, and the remaining portion of the award satisfying the time and service vesting condition in 12 equal quarterly installments thereafter, subject to the named executive officer’s continued service with the Company through each such date. The liquidity event vesting condition was satisfied upon our IPO.
(4)The shares underlying this RSU award were subject to both a time and service vesting condition and a liquidity event vesting condition, with 40% of the RSUs satisfying the time and service vesting condition in 8 equal quarterly installments following
February 15, 2023, and the remaining 60% of the RSUs satisfying the time and service vesting condition in 4 equal quarterly installments thereafter, subject to the named executive officer’s continued service with the Company through each such date. The liquidity event vesting condition was satisfied upon our IPO.
(5)The shares underlying the RSU award are subject to service-based vesting conditions. 32% of the RSUs subject to this award vest in
4 equal quarterly installments following August 15, 2023, 27% of the RSUs vest in 4 equal quarterly installments thereafter, 18% of the RSUs vest in 4 equal quarterly installments thereafter, and the remaining 23% of the RSUs vest in 4 equal quarterly installments, subject to the named executive officer’s continued service with the Company through each such date.
(6)The shares underlying the RSU award are subject to service-based vesting conditions. 50% of the shares underlying the RSUs vest in 8 equal quarterly installments beginning on May 15, 2024 and the remaining 50% of the shares underlying the RSUs vest in 4 equal quarterly installments thereafter, subject to the named executive officer’s continued service with the Company through each such date.
(7)The shares underlying the RSU award are subject to service-based vesting conditions. 50% of the shares underlying the RSUs vest in 8 equal quarterly installments beginning on May 15, 2025 and the remaining 50% of the shares underlying the RSUs vest in 4 equal quarterly installments thereafter, subject to the named executive officer’s continued service with the Company through each such date.
(8)The shares underlying the RSU award are subject to service-based vesting conditions. 86,393 shares underlying the RSUs vested on November 15, 2024 and the remaining shares underlying the RSUs vest in 14 equal quarterly installments thereafter, subject to the named executive officer’s continued service with the Company through each such date.
(9)The shares underlying the RSU award are subject to service-based vesting conditions. 48% of the RSUs subject to this award vest in
8 equal quarterly installments following August 15, 2023, 22% of the RSUs vest in 4 equal quarterly installments thereafter, and the remaining 30% of the RSUs vest in 4 equal quarterly installments, subject to the named executive officer’s continued service with the Company through each such date.

(10)The shares underlying this RSU award were subject to both a time and service vesting condition and a liquidity event vesting condition, with 25% of the RSUs satisfying the time and service vesting condition on the first anniversary of August 15, 2023, and the remaining portion of the award satisfying the time and service vesting condition in 12 equal quarterly installments thereafter, subject to the named executive officer’s continued service with the Company through each such date. The liquidity event vesting condition was satisfied upon our IPO.
Fiscal Year 2025 Option Exercises and Stock Vested
The following table sets forth certain information regarding any option exercises and stock vested during the fiscal year ended December 31, 2025 with respect to our named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Andrew Bialecki	21,429,184	746,110,614	—	—
Amanda Whalen	—	—	431,410	14,877,885
Carmel Galvin	—	—	197,174	6,903,102
Landon Edmond	—	—	170,439	5,788,154
Steve Rowland	—	—	295,249	10,327,135
_______________
(1)The value realized on exercise is based on the total number of shares of our common stock issued to each named executive officer upon the exercise of the stock option award multiplied by the closing price of our Series A common stock on the date of exercise and does not represent actual amounts received by our named executive officers as a result of the vesting event.
(2)The value realized on vesting is based on the total number of shares of our common stock issued to each named executive officer upon the vesting of the RSU award multiplied by the closing price of our Series A common stock on the date of vesting and does not represent actual amounts received by our named executive officers as a result of the vesting event.

Potential Payments Upon Termination or Change in Control
The table below provides information with respect to potential payments and benefits to which our named executive officers would be entitled under the arrangements set forth in their respective offer letters or employment agreements, as described in the section titled “Severance and Change in Control Benefits,”
assuming their employment was terminated as of December 31, 2025, including in connection with a change in control as of December 31, 2025.

Name	Type of Termination	Base Salary ($)(1)	Bonus ($)(2)	Accelerated Vesting of Equity Awards ($)(3)	Continuation of Insurance Coverage ($)(4)	Total ($)
Andrew Bialecki	Termination without Cause or for Good Reason	—	—	—	—	—
	Termination without Cause or for Good Reason within the CIC Period(5)	—	—	—	—	—
Amanda Whalen	Termination without Cause or for Good Reason	625,000	200,000	—	20,069	770,069
	Termination without Cause or for Good Reason within the CIC Period(5)	625,000	200,000	16,524,210	20,069	17,294,280
Carmel Galvin	Termination without Cause or for Good Reason	530,000	169,600	—	8,088	644,088
	Termination without Cause or for Good Reason within the CIC Period(5)	530,000	169,600	17,457,463	8,088	18,101,551
Landon Edmond	Termination without Cause or for Good Reason	520,000	166,400	—	24,459	646,835
	Termination without Cause or for Good Reason within the CIC Period(5)	520,000	166,400	8,964,902	24,459	9,613,361
Steve Rowland(6)	Termination without Cause or for Good Reason	600,000	400,000	—	24,459	1,024,459
	Termination without Cause or for Good Reason within the CIC Period(5)	600,000	400,000	20,877,658	24,459	21,902,117
_______________
(1)Amount represents a lump sum payment equal to 12 months of base salary at the rate in effect as of December 31, 2025, payable upon a termination without cause or resignation for good reason.
(2)Pursuant to the terms of our Bonus Plan for 2025, each of our named executive officers is entitled to be paid their target bonus amount in the event of a termination without cause or resignation for good reason.
(3)All accelerated vesting of equity awards represents acceleration of vesting of unvested RSUs as of December 31, 2025. The value of accelerated vesting of unvested RSUs is based on $32.47, which was the closing stock price of our Series A common stock on
December 31, 2025.
(4)The amounts reported represent continuing payment for twelve months of the portion of the healthcare premium cost as was borne by us under the level of coverage selected by the named executive officer during the fiscal year ended December 31, 2025.
(5)The amounts reported represent change in control severance benefits based on a double-trigger arrangement, which assumes the employment of the executive officer is terminated by us without “cause” or by the executive officer for “good reason” (each as defined in the applicable agreement), in each case, within 3 months prior to and 12 months following a “change in control” (as defined in the applicable agreement) of Klaviyo.
(6)Mr. Rowland’s employment with the Company ended on December 31, 2025 following a transition period, and he provided consulting services to the Company through March 31, 2026.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information as of December 31, 2025, with respect to shares of our Series A common stock and, for our 2015 Plan, Series B common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)	Weighted-average exercise price of outstanding options, warrants and rights ($) (b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (c)
Equity compensation plans approved by security holders(2)	16,776,434(3)	2.27	66,234,212(4)(5)
Equity compensation plans not approved by the security holders	—	—	—
Total	16,776,434	2.27	66,234,212
_______________
(1)The weighted average exercise price is calculated based solely on outstanding stock options. This weighted-average exercise price does not reflect shares subject to RSUs.
(2)Consists of our 2015 Plan, our 2023 Plan, and our 2023 ESPP. Following our IPO, we did not grant any awards under our 2015 Plan, but all outstanding awards under the plan continue to be governed by their existing terms. The shares of Series A common stock underlying any awards granted under our 2015 Plan or 2023 Plan that are forfeited, canceled, or otherwise terminated (other than by exercise) and the shares of Series A common stock that are withheld upon exercise of a stock option or settlement of such award to cover the exercise price or tax withholding will be added to the shares of common stock available for issuance under our
2023 Plan.
(3)Consists of (i) 2,225,979 shares of Series B common stock subject to outstanding stock options and 1,410,231 shares of Series B common stock subject to RSU awards outstanding under our 2015 Plan and (ii) 13,140,224 shares of Series A common stock subject to RSU awards outstanding under our 2023 Plan. Does not include future rights to purchase shares of our Series A common stock under our 2023 ESPP, which depend on a number of factors described in our 2023 ESPP and will not be determined until the end of the applicable purchase period. As of December 31, 2025, the rights to purchase shares of our Series A common stock under our 2023 ESPP for the purchase period ended on December 31, 2025 were exercised.
(4)Consists of shares available for future issuance under our 2023 ESPP and our 2023 Plan. As of December 31, 2025, 10,670,780
shares of Series A common stock were available for issuance under our 2023 ESPP and 55,563,432 shares of Series A common stock were available for issuance under our 2023 Plan.
(5)Our 2023 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2024, by 5% of the outstanding number of shares of our Series A common stock and Series
B common stock on the immediately preceding December 31, or such lesser number of shares as determined by our 2023 Plan administrator. Our 2023 ESPP provides that the number of shares reserved and available for issuance will automatically increase each January 1, beginning on January 1, 2024, by the least of 6,200,000 shares of our Series A common stock, 1% of the outstanding number of shares of our Series A common stock and Series B common stock on the immediately preceding December
31, or such lesser number of shares as determined by our administrator of our 2023 ESPP. The number in the table includes the increases from January 1, 2025 but does not include the increases from January 1, 2026. On January 1, 2026, the number of shares of Series A common stock available for issuance under our 2023 Plan increased by 15,208,105 shares, and the number of shares of
Series A common stock available for issuance under our 2023 ESPP increased by 3,041,621 shares.

PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation S-K under the Securities Act, we are providing the following information about the relationship between the executive compensation that the SEC deems to have been
“actually paid” to our CEO and our Other NEOs and certain aspects of our financial performance.
The following table sets forth the compensation for our CEO and the average compensation for our Other
NEOs for the fiscal years ended December 31, 2025, 2024 and 2023 (each, a “Covered Year”), both as reported in the Summary Compensation Table above (“SCT”) and with certain adjustments to reflect the
“compensation actually paid” to such individuals, as calculated in accordance with rules adopted by the SEC.
“Compensation actually paid” does not reflect amounts actually realized by our CEO and our Other NEOs and may be higher or lower than the amounts, if any, that are ultimately realized by such individuals during the Covered Years. Our Compensation Committee does not consider “compensation actually paid,” as defined by the SEC, as a basis for making its executive compensation decisions. Please see the section of this Proxy Statement titled “Compensation Discussion and Analysis” for a discussion of our Compensation
Committee’s philosophy, policies, and practices when making executive compensation decisions.
The table below also provides information for each Covered Year on our cumulative total shareholder return
(“TSR”) and the cumulative TSR of our peer group (with each such TSR determined for the period commencing on September 20, 2023, the date that our Series A common stock began trading on the NYSE
(“IPO Date”)), our net (loss) income, and our revenue.

					Value of Initial Fixed $100 Investment Based on:
Fiscal Year	SCT Total for CEO ($)	Compensati on Actually Paid to CEO ($)(1)(2)	SCT Average for Other NEOs ($)(3)	Average Compensation Actually Paid to Other NEOs ($)(2)(3)(4)	Klaviyo Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(5)	Net (Loss) Income ($ in thousands)(6)	Revenue ($ in thousands)(7)
2025	78,000	78,000	6,642,947	1,653,583	108	172	(31,768)	1,234,019
2024	78,030	78,030	8,517,395	18,507,774	126	157	(46,142)	937,464
2023	78,031	78,031	15,740,735	17,260,349	85	115	(308,233)	698,099
_______________
(1)The following table shows for each Covered Year the adjustments made to the total compensation shown for our CEO, Andrew
Bialecki, on the SCT to arrive at “compensation actually paid” as reflected on the table above:

Adjustments to Determine Compensation Actually Paid to CEO	Fiscal Year 2025	Fiscal Year 2024	Fiscal Year 2023
SCT total amount	$78,000	$78,030	$78,031
Less amounts reported in “Option Awards” and “Stock Awards” columns in SCT for the Covered Year	—	—	—
Plus fair value at Covered Year-end of outstanding and unvested equity awards granted during the Covered Year	—	—	—
Plus (or less) change in fair value as of the Covered Year-end from the prior year-end of outstanding and unvested equity awards granted in prior fiscal years	—	—	—
Plus fair value at vesting of equity awards granted during the Covered Year that vested during the Covered Year	—	—	—
Plus (or less) change in fair value as of vesting date from the prior year-end of equity awards granted in prior fiscal years that vested during the Covered Year	—	—	—
TOTAL ADJUSTMENTS:	—	—	—
TOTAL COMPENSATION ACTUALLY PAID:	$78,000	$78,030	$78,031

(2)For purposes of the adjustments to determine “compensation actually paid,” we computed the fair value of the RSUs awards in accordance with FASB ASC Topic 718 as of the end of the relevant fiscal year, other than the fair values of equity awards that vested in the Covered Year, which are valued as of the applicable vesting date. The valuation assumptions used in the calculation of such amounts (as updated for purposes of this disclosure to reflect the relevant dates for purposes of calculating fair value) are set forth in note 2 to our audited consolidated financial statements included in the 2025 Annual Report.
(3)Our Other NEOs for the fiscal year ended December 31, 2025 were Amanda Whalen, Carmel Galvin, Landon Edmond, and Steve
Rowland. Our Other NEOs for the fiscal year ended December 31, 2024 were Amanda Whalen, Carmel Galvin, Steve Rowland, and
Landon Edmond. Our Other NEOs for the fiscal year ended December 31, 2023 were Amanda Whalen, Steve Rowland, and Landon
Edmond.
(4)The following table shows for each Covered Year the adjustments made to the average of the total compensation shown for our
Other NEOs on the SCT to arrive at average “compensation actually paid” as reflected on the table above:

Adjustments to Determine Average Compensation Actually Paid to Other NEOs	Fiscal Year 2025	Fiscal Year 2024	Fiscal Year 2023
SCT total amount	$6,642,947	$8,517,395	$15,740,735
Less average amount reported in “Option Awards” and “Stock Awards” columns in SCT for the Covered Year	(5,845,266)	(7,755,777)	(15,206,783)
Plus average fair value at Covered Year-end of outstanding and unvested equity awards granted during the Covered Year	4,461,037	11,192,113	14,250,668
Plus (or less) average change in fair value as of the Covered Year-end from the prior year-end of outstanding and unvested equity awards granted in prior fiscal years	(3,104,753)	4,367,683	642,693
Plus average fair value at vesting of equity awards granted during the Covered Year that vested during the Covered Year	1,003,342	1,608,102	882,814
Plus (or less) average change in fair value as of vesting date from the prior year-end of equity awards granted in prior fiscal years that vested during the Covered Year	(1,503,723)	578,259	950,223
TOTAL ADJUSTMENTS:	(4,989,364)	9,990,379	1,519,614
TOTAL AVERAGE COMPENSATION ACTUALLY PAID:	$1,653,583	$18,507,774	$17,260,349
(5)TSR shown in this table utilizes the S&P 500 Information Technology Index. The comparison assumes $100.00 was invested in our
Series A common stock and the S&P 500 Information Technology Index at their respective closing prices on our IPO Date and ending on December 31 of each Covered Year. The historical TSR represents past performance and should not be considered an indication of future TSR.
(6)Reflects “Net (loss) income” for each Covered Year as set forth in our consolidated statements of operations included in our
Annual Report on Form 10-K for each of the Covered Years. For the avoidance of doubt, “Net (loss) income” is a GAAP measure.
(7)Reflects “Revenue” for each Covered Year as set forth in our consolidated statements of operations included in our Annual Report on Form 10-K for each of the Covered Years. For the avoidance of doubt, “Revenue” is a GAAP measure. The Company determined that revenue is the financial performance measure that, in the Company’s assessment, represents the most important financial performance measure used to link compensation actually paid to our named executive officers for the most recently completed fiscal year to Company performance. We utilize revenue as a performance metric in our Bonus Plan.
Financial Performance Measures
Listed below are the “most important” financial performance measures used by us to link “compensation actually paid” to our CEO and our Other NEOs in the fiscal year ended December 31, 2025 to Company performance. We did not use any other financial performance measures to directly link executive compensation actually paid to Company performance. For further information regarding these financial performance measures as well as other factors used in our long-term equity incentive and performance-
based cash bonus programs, please refer to the section of this Proxy Statement titled “Compensation
Discussion and Analysis.”
•Revenue
•Non-GAAP operating income
See Appendix A to this Proxy Statement for a reconciliation of GAAP to non-GAAP financial measures and other information.

Analysis of Information Presented in the Pay Versus Performance Table
The following graph shows the relationships between the “compensation actually paid” to our CEO and the average “compensation actually paid” to our Other NEOs, the cumulative TSR for our Series A common stock, and the cumulative TSR for our peer group each Covered Year.

Compensation Actually Paid vs. Revenue
Compensation Actually Paid ($ thousands)
$100,000
$10,000
$1,000
$100
$10
$1
Revenue ($ millions)
$1,400M
$1,200M
$1,000M
$800M
$600M
$400M
$200M
$0M
$17.3M
$18.5M
$1.7M
$78K
$78K
$78K
$698M
$937M
$1,234M
FY 2023
FY 2024
FY 2025
Compensation Actually Paid (CEO)
Compensation Actually Paid (Other NEOs)
Revenue

The following graph shows the relationship between the “compensation actually paid” to our CEO and the average “compensation actually paid” to our Other NEOs and our reported annual revenue for each Covered
Year. The growth of annual revenue is a significant performance target in the Bonus Plan for our named executive officers in the fiscal year ended December 31, 2025 and impacts the amount of annual cash bonus that our named executive officers receive in the fiscal year.

Compensation Actually Paid vs. Net (Loss) Income
Compensation Actually Paid ($ thousands)
$100,000
$10,000
$1,000
$100
$10
$1
Net (Loss) Income ($ millions)
$0M
($70M)
($140M)
($210M)
($280M)
($350M)
$17.3M
$18.5M
$1.7M
$78K
$78K
$78K
($308M)
($46M)
($32M)
FY 2023
FY 2024
FY 2025
Compensation Actually Paid (CEO)
Compensation Actually Paid (Other NEOs)
Net (Loss) Income

The following graph shows the relationship between the “compensation actually paid” to our CEO and the average “compensation actually paid” to our Other NEOs and our reported annual net (loss) income for each
Covered Year. We do not currently use net (loss) income as a financial performance measure in our executive compensation program.

Compensation Actually Paid vs.
Klaviyo and Peer Group Total Shareholder Return
Compensation Actually Paid ($ thousands)
$100,000
$10,000
$1,000
$100
$10
$1
Total Shareholder Return ($)
$200
$160
$120
$80
$40
$0
$17.3M
$18.5M
$1.7M
$78K
$78K
$78K
FY 2023
FY 2024
FY 2025
Compensation Actually Paid (CEO)
Compensation Actually Paid (Other NEOs)
Klaviyo TSR
Peer Group TSR

All of the information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

CEO PAY RATIO
For the fiscal year ended December 31, 2025, the median annual total compensation of all of our employees
(other than our CEO) was $187,808, and the annual total compensation of our CEO, as reported in the
“Total” column of the Summary Compensation Table included in this Proxy Statement, was $78,000. Based on this information, the ratio of the annual total compensation of our CEO to the median annual total compensation of our other employees was 0.42 to 1.
The pay ratio above represents our reasonable estimate calculated in a manner consistent with SEC rules and applicable guidance. The SEC rules permit companies to use a variety of methodologies, assumptions, and estimates in determining the median employee. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above.
Methodology Used to Identify Median Employee
We identified our median employee as of December 31, 2025 (the “Determination Date”) by considering all individuals, excluding our CEO, who were employed by us (including our consolidated subsidiaries) on the
Determination Date, whether employed on a full-time, part-time, seasonal, or temporary basis. Independent contractors were not included in our employee population.
To identify the median employee, we used a consistently applied compensation measure consisting of: (1)
annual base salary as of December 31, 2025; (2) target annual bonus or commissions, each as in effect as of
December 31, 2025; (3) for non-salaried employees, hourly rate as in effect as of December 31, 2025, annualized for a full year; and (4) the grant date value of equity awards granted during fiscal year 2025. For employees paid in currencies other than U.S. dollars, compensation was converted to U.S. dollars using foreign exchange rates in effect as of the Determination Date.
After identifying the median employee, we calculated the median employee’s annual total compensation for fiscal year 2025 using the same methodology we used to calculate the compensation of our named executive officers as reported in the Summary Compensation Table included in this Proxy Statement.

PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Deloitte has served as our independent registered public accounting firm since 2021. Although ratification of the appointment of Deloitte by our stockholders is not required by our Bylaws or otherwise, our Board is submitting the appointment of Deloitte to our stockholders for ratification at the Annual Meeting as a matter of good corporate governance.
If the appointment of Deloitte is not ratified by our stockholders, our Audit Committee will consider the outcome of the vote in determining whether to retain Deloitte. Even if the appointment is ratified, our Audit
Committee, in its sole discretion, may appoint a different independent registered public accounting firm at any time if it determines that such a change is in the best interests of Klaviyo and its stockholders.
A representative of Deloitte is expected to be present at the Annual Meeting, have an opportunity to make a statement if he or she so chooses, and be available to respond to appropriate questions from stockholders.
Pre-Approval Policies and Procedures
We have adopted a policy under which our Audit Committee must pre-approve all audit and permissible non-audit services to be provided by our independent registered public accounting firm. Our Audit
Committee may pre-approve specific projects, services, or transactions, as well as certain categories of services for the Company. As part of its review, our Audit Committee also considers whether the categories of pre-approved services are consistent with the SEC’s rules on auditor independence. All services provided by our independent registered public accounting firm since the adoption of this policy have been pre-
approved by our Audit Committee.
Fees Paid to the Independent Registered Public Accounting Firm
The following table sets forth the fees billed by Deloitte and its affiliates for professional services rendered for the fiscal years ended December 31, 2025 and 2024.

	Fiscal Year Ended December 31,
	2025	2024
	(in thousands)
Audit Fees(1)	$3,159	$2,669
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$386	$626
All Other Fees(4)	$6	$6
Total Fees	$3,551	$3,301
_______________
(1)“Audit Fees” consist of fees for professional services provided in connection with the audit of our annual financial statements, review of our quarterly financial statements, and statutory and regulatory filings or engagements.
(2)“Audit-Related Fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Deloitte did not provide any such services during the fiscal years ended December 31, 2025 and December 31, 2024.
(3)“Tax Fees” consist of fees for professional services provided for tax compliance, tax advice, and tax planning.
(4)“All Other Fees” consist of fees for professional services provided other than the services classified under the above categories.
Vote Required
The affirmative “FOR” vote of a majority of the votes properly cast at the Annual Meeting is required to ratify the appointment of Deloitte. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.
OUR BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE &
TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended
December 31, 2025 with management. The Audit Committee has reviewed and discussed with Deloitte &
Touche LLP, Klaviyo’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company
Accounting Oversight Board (the “PCAOB”). The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in Klaviyo’s Annual Report on
Form 10-K for the fiscal year ended December 31, 2025 and be filed with the SEC.
Submitted by the Audit Committee:
Jennifer Ceran (Chair)
Roxanne Oulman
Tony Weisman
The information contained in this report shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Exchange Act, or subject to the liabilities of Section 18 of the
Exchange Act. No portion of this report shall be deemed to be incorporated by reference into any filing of
Klaviyo under the Securities Act or the Exchange Act through any general statement incorporating by reference in its entirety this Proxy Statement in which this report appears, except to the extent that Klaviyo specifically incorporates this report or a portion of it by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our Series A common stock and Series B common stock as of April 15, 2026 (the “Beneficial Ownership Date”) for:
•each of our named executive officers;
•each of our directors;
•all of our current executive officers and directors as a group; and
•each person, or group of affiliated persons, known to us to beneficially own more than five percent of any class of our voting securities.
Under SEC rules, beneficial ownership reflects sole or shared voting or investment power over our securities.
Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned as of the Beneficial
Ownership Date, subject to community property laws where applicable. We have deemed shares of our common stock subject to options and warrants that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date, and RSUs that are scheduled to vest based on time and service conditions within 60 days of the Beneficial Ownership Date to be beneficially owned by the holder of such option, warrant, or RSUs, for purposes of computing that person’s percentage ownership but have not treated them as outstanding for purposes of computing the percentage ownership of any other person.
We have based our calculation of the percentage of beneficial ownership on 143,228,713 shares of our Series
A common stock and 158,042,707 shares of our Series B common stock outstanding on the Beneficial
Ownership Date. Percentage ownership of voting power represents voting power with respect to all shares of our Series A common stock and Series B common stock, voting together as a single class. Each holder of our Series A common stock is entitled to one vote per share and each holder of our Series B common stock is entitled to ten votes per share on all matters submitted to a vote of the stockholders. The holders of our voting stock, consisting of Series A common stock and Series B common stock, generally vote together as a single class on all matters submitted to a vote of our stockholders, unless otherwise required by Delaware law or our amended and restated certificate of incorporation. Each outstanding share of Series B common stock is convertible at any time at the option of the holder into one share of Series A common stock.
Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Klaviyo, Inc.,
125 Summer Street, 6th Floor, Boston, Massachusetts 02110.

	Shares Beneficially Owned				Percent of Total Voting Power
	Series A Common Stock		Series B Common Stock
Name of Beneficial Owner	Number of Shares (#)	Percentage	Number of Shares (#)	Percentage
5% Stockholders:
Shopify Strategic Holdings 3 LLC(1)	—	*	32,716,282	18.8%	17.4%
Entities affiliated with Summit Partners(2)	—	*	18,852,778	11.9%	10.9%
Entities affiliated with Accomplice(3)	53,664	*	11,087,390	7.0%	6.4%
Capital International Investors(4)	12,788,846	8.9%	—	*	*
The Vanguard Group(5)	10,728,178	7.5%	—	*	*
FMR LLC(6)	8,240,030	5.8%	—	*	*
Named Executive Officers and Directors:
Andrew Bialecki(7)	—	*	75,938,758	48.0%	44.1%
Chano Fernández(8)	242,844		32,666	*
Amanda Whalen(9)	125,958	*	301,405	*	*
Landon Edmond(10)	125,359	*	—	*	*
Carmel Galvin(11)	193,650	*	—	*	*
Ed Hallen(12)	658,870	*	31,999,106	20.2%	18.6%
Michael Medici	—	*	—	*	*

Ping Li(13)	78,852	*	2,619,435	1.7%	1.5%
Jennifer Ceran(14)	30,691	*	120,333	*	*
Tony Weisman(15)	110,185	*	—	*	*
Roxanne Oulman(16)	14,352	*	70,000	*	*
Susan St. Ledger(17)	10,939	*	59,500	*	*
All directors and executive officers as a group (12 persons)(18)	1,591,700	1.1%	111,141,203	70.3%	64.5%
_______________
*Represents less than one percent (1%).
(1)Based on information set forth in a Form 4 filed on January 30, 2026 and a Schedule 13D/A filed on November 14, 2025. Consists of (i)
16,628,727 shares of Series B common stock held by Shopify Strategic Holdings 3 LLC (“Shopify Strategic”), (ii) 344,381 shares of
Series B common stock issuable upon the exercise of warrants outstanding as of the Beneficial Ownership Date to purchase 2,066,293 shares of Series B common stock with an exercise price of $0.01 per share, of which 344,381 will be vested and exercisable within 60 days of the Beneficial Ownership Date, and (iii) 15,743,174 shares of Series B common stock which may be purchased by Shopify
Strategic at a price per share of $88.9274 at any time until July 28, 2030 pursuant to the Investment Option under the Shopify
Common Stock Purchase Agreement (as defined herein). The address for Shopify Strategic is 251 Little Falls Drive, Wilmington,
Delaware, 19808.
(2)Based on information set forth in a Schedule 13G/A filed on November 13, 2025. Consists of (i) 11,142,414 shares of Series B common stock held by Summit Partners Growth Equity Fund IX-A, L.P., (ii) 6,957,168 shares of Series B common stock held by Summit Partners
Growth Equity Fund IX-B, L.P., (iii) 687,035 shares of Series B common stock held by Summit Partners Co-Invest (Kiwi), L.P., (iv)
58,561 shares of Series B common stock held by Summit Investors GE IX/VC IV, LLC, and (v) 7,600 shares of Series B common stock held by Summit Investors GE IX/VC IV (UK), L.P. Summit Partners, L.P. is the manager of Summit Partners GE IX, LLC, which is the general partner of Summit Partners GE IX, L.P., which is the general partner of Summit Partners Growth Equity Fund IX-A, L.P. and
Summit Partners Growth Equity Fund IX-B, L.P. Summit Partners, L.P. is the managing member of Summit Partners Co-Invest Kiwi
GP, LLC, which is the general partner of Summit Partners Co-Invest (Kiwi), L.P. Summit Master Company, LLC is the general partner of Summit Partners, L.P., which is the manager of Summit Investors Management, LLC, which is the manager of Summit Investors GE
IX/VC IV, LLC and the general partner of Summit Investors GE IX/VC IV (UK), L.P. Summit Master Company, LLC, as the managing member of Summit Investors Management, LLC, has delegated investment decisions, including voting and dispositive power, to
Summit Partners, L.P. and its investment committee responsible for voting and investment decisions with respect to the reported shares. The investment committee, which is currently composed of Peter Y. Chung, Scott C. Collins, and Peter L. Rottier, may be
deemed to have voting and dispositive authority over the reported shares held by the foregoing entities and, therefore, may beneficially own such shares. The address of each of the entities and persons mentioned in this footnote is 222 Berkeley Street, 18th
Floor, Boston, MA 02116.
(3)Based on information set forth in a Schedule 13G/A filed by Accomplice Fund I, L.P. on May 7, 2025 and a Form 4 filed by Jeff Fagnan on April 10, 2025. Consists of (i) 26,720 shares of Series A common stock and 11,087,390 shares of Series B common stock held by
Accomplice Fund I, L.P., (ii) 3,900 shares of Series A common stock held by Leno2, LLC, (iii) 23,000 shares of Series A common stock held by Tailwater Investments, LLC, and (iv) 44 shares of Series A common stock held by an immediate family member of Jeff Fagnan.
Accomplice Associates I, LLC is the general partner of Accomplice Fund I, L.P. Jeff Fagnan is the Class A Member of Accomplice
Associates I, LLC and may be deemed to have beneficial ownership of the shares held directly by Accomplice Associates I, LLC. Leno2,
LLC is an entity controlled by Jeff Fagnan and Jeff Fagnan may be deemed to have beneficial ownership of the shares. Tailwater
Investments, LLC is an entity wholly owned by Jeff Fagnan and Jeff Fagnan may be deemed to have beneficial ownership of the shares. The address for each of the entities previously listed is 56 Wareham Street, Floor 3, Boston, MA 02118.
(4)Based on information set forth in a Schedule 13G filed on February 13, 2026. Consists of 12,788,846 shares of Series A common stock held by Capital International Investors. The address for Capital International Investors is 333 South Hope Street, 55th Fl, Los Angeles,
CA 90071.
(5)Based on information set forth in a Schedule 13G filed on July 7, 2025. Consists of 10,728,178 shares of Series A common stock held by
The Vanguard Group, Inc. (“Vanguard”). In a subsequent Schedule 13G amendment filed in March 2026, Vanguard reported that, as a result of an internal realignment, it no longer has, or is deemed to have, beneficial ownership of shares held by certain affiliated entities. Vanguard has indicated that such ownership will be reported separately by affiliated investment management entities on a disaggregated basis. As of the Beneficial Ownership Date, no such affiliated entities have filed beneficial ownership reports with respect to the Company’s securities.
(6)Based on information set forth in a Schedule 13G filed on November 5, 2025. Consists of 8,240,030 shares of Series A common stock held by FMR LLC. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.
(7)Consists of (i) 67,344,118 shares of Series B common stock held by Andrew Bialecki, (ii) 43,218 shares of Series B common stock held by Mr. Bialecki’s spouse, (iii) 7,517,410 shares of Series B common stock held by the Andrew P. Bialecki Grantor Retained Annuity Trust
I of 2023, of which Mr. Bialecki serves as the trustee, (iv) 517,006 shares of Series B common stock held by the Andrew P. Bialecki
Irrevocable GST Trust of 2023, of which Mr. Bialecki’s spouse serves as the trustee, and (v) 517,006 shares of Series B common stock held by the Elizabeth L. Bialecki Irrevocable GST Trust of 2023, of which Mr. Bialecki serves as the trustee.
(8)Consists of (i) 145,874 shares of Series A common stock, (ii) 96,970 shares of Series A common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, and (iii)
32,666 shares of Series B common stock, in each case held by Chano Fernández.
(9)Consists of (i) 52,394 shares of Series A common stock, (ii) 73,564 shares of Series A common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, (iii)
267,030 shares of Series B common stock, and (iv) 34,375 shares of Series B common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, in each case held by Amanda Whalen.
(10)Consists of (i) 83,955 shares of Series A common stock and (ii) 41,404 shares of Series A common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, in each case held by Landon Edmond.
(11)Consists of (i) 130,487 shares of Series A common stock and (ii) 63,163 shares of Series A common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, in each case held by Carmel Galvin.

(12)Consists of (i) 31,999,106 shares of Series B common stock held by Ed Hallen, (ii) 133,624 shares of Series A common stock held by
Hodgkins Trust for the benefit of Mr. Hallen and Mr. Hallen’s family, of which the trustee is an independent institution, and (iii) 525,246 shares of Series A common stock held by Hodgkins LLC, of which Mr. Hallen serves as manager. Mr. Hallen disclaims The Reporting
Person disclaims Section 16 beneficial ownership of shares held by Hodgkins Trust and Hodgkins LLC except to the extent of his pecuniary interest therein.
(13)Based in part on information set forth in a Schedule 13G/A filed on May 13, 2025. Consists of (i) 63,087 shares of Series A common stock held by Ping Li and Kim Li, Trustee of the Li Family Trust, dated July 24, 2009, (ii) 15,765 shares of Series A common stock held by Li Family GST Exempt Trust, (iii) 1,055,195 shares of Series B common stock held by Accel Growth Fund V L.P., (iv) 44,808 shares of Series B common stock held by Accel Growth Fund V Strategic Partners L.P., (v) 54,855 shares of Series B common stock held by
Accel Growth Fund V Investors (2019) L.L.C., (vi) 1,337,306 shares of Series B common stock held by Accel Leaders Fund II L.P., (vii)
56,972 shares of Series B common stock held by Accel Leaders Fund II Strategic Partners L.P., and (viii) 70,299 shares of Series B common stock held by Accel Leaders Fund II Investors (2019) L.L.C. Accel Growth Fund V Associates L.L.C. (“AGF5A”) is the general partner of both Accel Growth Fund V L.P. and Accel Growth Fund V Strategic Partners L.P., and has the sole voting and investment power. Andrew G. Braccia, Sameer K. Gandhi, Ping Li, Ryan J. Sweeney, and Richard P. Wong are the managing members of AGF5A and share such powers. Andrew G. Braccia, Sameer K. Gandhi, Ping Li, Ryan J. Sweeney, and Richard P. Wong are the managing members of Accel Growth Fund V Investors (2019) L.L.C., and share the voting and investment powers. Accel Leaders Fund II
Associates L.L.C. (“ALF2A”) is the general partner of both Accel Leaders Fund II L.P. and Accel Leaders Fund II Strategic Partners L.P.,
and has the sole voting and investment power. Andrew G. Braccia, Sameer K. Gandhi, Ping Li, Ryan J. Sweeney, and Richard P. Wong
are the managing members of ALF2A and share such powers. Andrew G. Braccia, Sameer K. Gandhi, Ping Li, Ryan J. Sweeney, and
Richard P. Wong are the managing members of Accel Leaders Fund II Investors (2019) L.L.C., and share the voting and investment powers. Each managing member or director disclaims beneficial ownership except to the extent of their pecuniary interest therein.
The address for each of the reporting entities is 500 University Avenue, Palo Alto, CA 94301.
(14)Consists of (i) 24,871 shares of Series A common stock, (ii) 5,820 shares of Series A common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, and (iii)
120,333 shares of Series B common stock, in each case held by Jennifer Ceran.
(15)Consists of (i) 83,532 shares of Series A common stock held by Tony Weisman, (ii) 5,820 shares of Series A common stock held by Mr.
Weisman subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, and (iii) 20,833 shares of Series A common stock held by Tony G. Weisman TTEE Tony G. Weisman
Declaration of Trust Dated 06-27-2000, of which Mr. Weisman is the trustee.
(16)Consists of (i) 8,532 shares of Series A common stock held by Roxanne Oulman, (ii) 5,820 shares of Series A common stock held by
Ms. Oulman subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, (iii) 46,666 shares of Series B common stock held by Roxanne Oulman 2025 GRAT, of which
Ms. Oulman is the trustee, and (iv) 23,334 shares of Series B common stock held by Ms. Oulman subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date.
(17)Consists of (i) 5,119 shares of Series A common stock, (i) 5,820 shares of Series A common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, (iii)
36,166 shares of Series B common stock, and (iv) 23,334 shares of Series B common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, in each case held by Susan St. Ledger.
(18)Consists of (i) 1,293,319 shares of Series A common stock, (ii) 298,381 shares of Series A common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, (iii)
111,060,160 shares of Series B common stock, and (iv) 81,043 shares of Series B common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, in each case held by our current directors and executive officers.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
In addition to the compensation arrangements, including employment, termination of employment, and change in control arrangements, in the sections titled “Director Compensation” and “Executive
Compensation,” the following is a description of each transaction since January 1, 2025, as well as certain prior and currently proposed transactions, in which:
•we have been or are to be a participant;
•the amount involved exceeded or exceeds $120,000; and
•any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.
Agreements with Shopify
From June to July 2022, we negotiated and entered into a series of agreements with Shopify Inc. and certain of its affiliates (collectively, “Shopify”), a beneficial owner of more than 5% of our capital stock.
Shopify Investment Option
Pursuant to the terms of a stock purchase agreement with Shopify, dated June 24, 2022 (the “Shopify
Common Stock Purchase Agreement”), we granted Shopify the right to purchase up to 15,743,174 additional shares of our common stock at a price of $88.9274 per share, or an aggregate purchase price of approximately $1.4 billion (the “Investment Option”). The Investment Option is exercisable by Shopify at any time until July 28, 2030. Shopify has not exercised any portion of the Investment Option.
Revenue Sharing Agreement
On July 28, 2022, we entered into a revenue sharing agreement with Shopify (the “Shopify Revenue Sharing
Agreement”), pursuant to which Shopify agreed to maintain our designation as a “Plus Partner” on their platform and, with respect to revenue generated by certain Shopify merchants through the use of our platform, we agreed to pay Shopify (i) a monthly integration fee for each Shopify merchant designated as a
“Shopify Plus Merchant” that uses our platform and meets certain criteria (which integration fee is subject to an annual increase at Shopify’s election, up to a maximum increase of not more than a percentage calculated through a formula provided in the Shopify Revenue Sharing Agreement) and (ii) for all revenue generated through our platform by Shopify merchants designated as “Shopify Core Merchants” in respect of leads attributed to Shopify, an amount equal to the lesser of a fixed percentage of such revenues or the amounts owed under Shopify’s standard partnership agreements. The term of the Shopify Revenue Sharing
Agreement is concurrent with the term of the Collaboration Agreement (as defined and further described below) and will terminate upon the termination of the Collaboration Agreement. During the fiscal year ended December 31, 2025, we incurred $33.2 million related to fees paid under the Shopify Revenue Sharing
Agreement, $27.2 million of which was incurred and paid during the fiscal year ended December 31, 2025 and $6.0 million of which was incurred during the fiscal year ended December 31, 2025 and paid in January and February of the fiscal year ending December 31, 2026.
Collaboration Agreement
On July 28, 2022, we entered into a collaboration agreement with Shopify (the “Collaboration Agreement”).
The Collaboration Agreement governs our strategic collaboration with Shopify for the purposes of creating greater interoperability between our platforms, including promoting us as the recommended email solution provider for all Shopify merchants designated “Shopify Plus Merchants.” In addition, Shopify agreed, for a certain period, to give equal opportunity and equal status to SMS marketing providers. The term of the
Collaboration Agreement is for an initial period of 7 years, which automatically renews for successive one-
year periods unless either party provides notice of termination at least 180 days prior to the expiration of the initial 7-year period, or at least 90 days prior to the expiration of a one-year renewal period. The
Collaboration Agreement cannot be terminated for convenience, although in the event that we are acquired by a competitor of Shopify specified in the Collaboration Agreement, Shopify may terminate the
Collaboration Agreement upon the closing of such transaction or at any time during a period of 60 days thereafter.

Warrants
On July 28, 2022, we issued to Shopify warrants (the “Shopify Warrants”) to purchase up to an aggregate of
15,743,174 shares of our common stock at an exercise price of $0.01 per share, or an aggregate purchase price of approximately $157,432, expiring upon the earliest of (i) July 28, 2032 and (ii) the occurrence of certain liquidation transactions. The Shopify Warrants were issued in connection with the Collaboration
Agreement with Shopify, and 25% of the total number of shares subject to each of the Shopify Warrants vested and became exercisable upon entry into the Collaboration Agreement. The remaining 75% of the total number of shares subject to each of the Shopify Warrants vest and become exercisable in equal quarterly installments for a period of five years from the effective date of the Collaboration Agreement, except that the vesting of 25% of the total number of shares subject to each of the Shopify Warrants was accelerated, and such shares vested and became exercisable, immediately prior to the completion of our
IPO. Any vesting of the Shopify Warrants shall cease, and the unvested portion shall be immediately canceled, upon the earlier of (i) a material breach by Shopify of the Collaboration Agreement that remains uncured for 30 days and (ii) the early termination of the Collaboration Agreement by Shopify.
As of April 15, 2026, Shopify has partially exercised the Shopify Warrants with respect to an aggregate of
13,676,881 shares of our common stock.
Jellyfish Transaction
In May 2025, we entered into an agreement with Orthogonal Networks, Inc. d/b/a Jellyfish, an engineering management platform provider, pursuant to which Jellyfish provides us with certain engineering management services. As of December 31, 2025, we had purchased services from Jellyfish in the aggregate of approximately $212,500.
Ping Li, a member of our Board, is a director of Jellyfish, and Accel, an affiliate of Mr. Li, holds an equity interest in Jellyfish. Our Audit Committee reviewed and ratified this transaction in accordance with our
Related Person Transaction Policy. In connection with its review, the Audit Committee considered the nature of Mr. Li’s interest in the transaction and determined that the terms of the arrangement were no less favorable than those that would have been available from an unaffiliated third party under similar circumstances.
May 2025 Secondary Offering
In May 2025, we entered into an underwriting agreement (the “May 2025 Underwriting Agreement”) with
Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters, and the selling stockholder, Andrew Bialecki, our Co-Chief Executive Officer, Co-Founder and a member of our Board. Pursuant to the terms of the May 2025 Underwriting Agreement, Mr. Bialecki sold an aggregate of 10,969,078 shares of our Series A common stock to the underwriters at a price per share of $32.8950 (the
“May 2025 Offering”), for aggregate proceeds of $360,827,821, before expenses, to Mr. Bialecki. The
Company did not receive any proceeds from the sale of the shares by Mr. Bialecki. In connection with the
May 2025 Offering, Mr. Bialecki exercised stock options to purchase 21,429,184 shares of our Series B common stock that were set to expire on August 31, 2025 and September 28, 2025 (the “Bialecki Option
Exercises”), and sold 10,969,078 of these shares in the May 2025 Offering, which converted to Series A common stock upon the sale. All of the net proceeds Mr. Bialecki received were used to satisfy taxes incurred in connection with the Bialecki Option Exercises.
August 2025 Secondary Offering
In August 2025, we entered into an underwriting agreement (the “August 2025 Underwriting Agreement”)
with Barclays Capital Inc., as underwriter, and the selling stockholders, entities affiliated with Summit
Partners, L.P. (“Summit”), a beneficial owner of more than 5% of our capital stock. Pursuant to the terms of the August 2025 Underwriting Agreement, Summit sold an aggregate of 6,500,000 shares of our Series A common stock to the underwriter at a price per share of $30.01 (the “August 2025 Offering”), for aggregate proceeds of $195.1 million, before expenses, to Summit. The Company did not receive any proceeds from the sale of the shares by Summit. In accordance with our amended and restated investors’ rights agreement entered into in May 2021, we paid certain registration expenses in connection with the August 2025
Offering, exclusive of the underwriting discounts and commissions.
Interim Executive Officer Arrangement
In August 2025, we appointed Chano Fernández, a member of our Board, to serve as our Interim Executive
Officer, effective September 1, 2025. In connection with this appointment, Mr. Fernández entered into a service agreement with Klaviyo Ltd, a subsidiary of the Company, pursuant to which he served in this role for an initial fixed term through December 31, 2025. During his service as Interim Executive Officer, Mr.
Fernández received a monthly base salary of £61,618. In addition, he received an RSU award for 100,597 shares of our Series A common stock on September 15, 2025, which vested in a single installment on
November 15, 2025.
Our Compensation Committee reviewed and approved these arrangements in accordance with its charter and applicable policies. In connection with its review, the Compensation Committee determined that the terms of these arrangements were fair, reasonable, and in the best interests of the Company and its stockholders.
Wyze Labs Transaction
In December 2025, Wyze Labs, Inc., a provider of smart home devices, became a customer of the Company.
As of December 31, 2025, there was an outstanding accounts receivable balance of $220,400.
Jennifer Ceran, a member of our Board, serves as a director of Wyze Labs. This transaction did not require approval or ratification by our Audit Committee because it fell within a pre-approved category under our
Related Person Transaction Policy. We determined that (i) Ms. Ceran’s only relationship with Wyze Labs is as a director, (ii) the transaction amount was below the applicable threshold, and (iii) the terms of the arrangement were no less favorable than those that would have been available from an unaffiliated third party under similar circumstances.
Co-Chief Executive Officer Arrangement
In December 2025, we appointed Chano Fernández as our Co-Chief Executive Officer, effective January 1,
2026. In connection with this appointment, we entered into amended employment and compensation arrangements with Mr. Fernández, including an amended employment agreement and a variable compensation agreement. Under these arrangements, Mr. Fernández receives an annual base salary of CHF
800,000 and is eligible to earn an annual target bonus of CHF 400,000. In addition, Mr. Fernández was granted an RSU award for 1,093,801 shares of our Series A common stock, which vest in twelve quarterly installments, with the first such installment vesting on February 15, 2026, and a PSU award for 1,193,238 shares of our Series A common stock, which vest in up to four tranches over a multi-year performance period based on the achievement of specified stock price targets. The arrangements also provide for customary severance and change in control provisions, including partial or full vesting acceleration of outstanding equity awards under specified circumstances.
These arrangements were reviewed and approved by our Compensation Committee in accordance with its charter and applicable policies. In connection with its review, the Compensation Committee determined that the terms of these arrangements were fair, reasonable, and in the best interests of the Company and its stockholders.
Other Transactions
We have entered into offer letters and employment agreements with certain of our executive officers. For additional information, see the section titled “Agreements with Our Named Executive Officers.”
We have also granted RSU awards to certain of our directors and executive officers and entered into severance and change in control arrangements with certain of our executive officers. For additional information, see the sections titled “Director Compensation” and “Executive Compensation.”
Other than as described under this section titled “Certain Relationships and Related Person Transactions,”
since January 1, 2025, we have not entered into any transactions, nor are there any currently proposed transactions, between us and a related party where the amount involved exceeds, or would exceed,
$120,000, and in which any related person had or will have a direct or indirect material interest. We believe the terms of the transactions described above were comparable to those that could have been obtained in arm’s-length dealings with unrelated third parties.
Limitation of Liability and Indemnification of Directors and Officers
Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors and officers for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors and officers will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors and officers, except liability for the following:
•any breach of their duty of loyalty to our Company or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•for our directors, unlawful payments of dividends or unlawful stock repurchases, or redemptions as provided in Section 174 of the Delaware General Corporation Law (the “DGCL”);
•any transaction from which they derived an improper personal benefit; or
•for our officers, any derivative action by or in the right of the corporation.
Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the
DGCL is amended to provide for further limitations on the personal liability of directors and officers of corporations, then the personal liability of our directors and officers will be further limited to the greatest extent permitted by the DGCL.
In addition, our Bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our Bylaws further provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust, or other enterprise. Our Bylaws also provide that we must advance expenses incurred by or on behalf of a director in advance of the final disposition of any action or proceeding, subject to very limited exceptions and that we may advance expenses incurred by or on behalf of our officers in advance of the final disposition of any action or proceeding.
Further, we have entered into indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the DGCL. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit, or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.
The limitation of liability and indemnification provisions that are included in our amended and restated
certificate of incorporation, Bylaws, and indemnification agreements that we have entered into (or may enter into in the future) with our directors and executive officers may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive officers, even though an action, if successful, might benefit us and our other stockholders. Further, a stockholder’s investment may be harmed to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions. At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees, or other agents or is or was serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.
We have obtained insurance policies under which, subject to the limitations of these policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.
Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our Board.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling our Company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities
Act and is therefore unenforceable.
Policies and Procedures for Related Party Transactions
Our Audit Committee charter provides that the Audit Committee is responsible for reviewing and approving or disapproving “related party transactions,” which are transactions, arrangements, or relationships (or any series of similar transactions, arrangements, or relationships) between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest, and our Board has adopted written policies and procedures for the review of any such transaction, arrangement, or relationship. For purposes of these policies and procedures, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, and their immediate family members. In determining whether to approve or ratify any such transaction, our Audit Committee will take into account, among other factors, (i) whether the transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, (ii) whether the transaction is otherwise consistent with the interests of the Company and its stockholders, and (iii) the extent of the related party’s interest in the transaction. Each transaction described above which was entered into prior to the effectiveness of these policies was approved by disinterested members of our Board after making a determination that the transaction was executed on terms no less favorable than those that could have been obtained from an unrelated third party.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
What are proxy materials?
As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement. A Proxy Statement is a document that includes information that we are required to provide to you under the rules of the SEC and is designed to assist you in voting your shares at the Annual Meeting. The proxy materials for the Annual Meeting include this Proxy Statement, an annual report to stockholders, including the 2025 Annual Report, and the proxy card or a voting instruction form for the Annual Meeting. The accompanying proxy is delivered and solicited on behalf of our Board in connection with the Annual Meeting, which will be held virtually via live webcast on the internet at
www.virtualshareholdermeeting.com/KVYO2026 on June 9, 2026 at 11:00 a.m., Eastern Time.
Why did I receive a Notice of Internet Availability of Proxy Materials?
Pursuant to SEC rules, we may furnish proxy materials, including this Proxy Statement and the 2025 Annual
Report, to our stockholders by providing access to these documents on the internet instead of mailing printed copies, and we have elected to do so.
Accordingly, on or about April 29, 2026, we expect to mail the Notice to all stockholders of record entitled to vote at the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed set may be found in the Notice. The Proxy
Statement and our 2025 Annual Report can be accessed directly at www.proxyvote.com using the control number located on your Notice, on your proxy card, or in the instructions that accompanied the proxy materials.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.
Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a second Notice, after ten calendar days have passed since our first mailing of the Notice.
What am I voting on?
There are three matters scheduled for a vote at the Annual Meeting:

Proposal		Board’s Voting Recommendation

(1)
Election of Jennifer Ceran, Chano Fernández, and
Susan St. Ledger as Class III directors, each to hold
office until our annual meeting of stockholders in
2029 and until their successor is duly elected and
qualified, or until their earlier death, resignation, or
removal.
“FOR” the election of each of Jennifer Ceran, Chano Fernández, and Susan St. Ledger as a Class III director.

(2)	Non-binding advisory vote on the compensation of our named executive officers.	“FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers.

(3)	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

How many votes are needed for approval of each proposal?
The voting requirements for each proposal being voted on at the Annual Meeting, as well as the effect of votes withheld, abstentions, and broker non-votes, if any, are as follows:
•Proposal One: The election of Class III directors requires a plurality of the votes properly cast for the applicable nominee to be elected. “Plurality” means that the nominees who receive the largest number of votes properly cast “FOR” are elected as directors. You may vote “For” or “Withhold” on each of the nominees on this proposal. Proposal One is considered to be a “non-routine” matter under the rules of the NYSE. Accordingly, if you are a beneficial owner of shares held in an account with a brokerage firm, bank, or other nominee (or in “street name”) and do not provide voting instructions to your brokerage firm, bank, or other nominee by its deadline, your brokerage firm, bank, or other nominee may not vote your shares on this proposal, resulting in a “broker non-vote.”
Shares voting “Withhold” and broker non-votes will have no effect on the outcome of the vote on this proposal.
•Proposal Two: The approval, on a non-binding advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the votes properly cast on this proposal. You may vote “For,” “Against,” or “Abstain” on this proposal. Because this proposal is an advisory vote, the result will not be binding on our Board, our Compensation Committee, or us.
However, our Board and Compensation Committee will consider the outcome of the vote when determining the future compensation of our named executive officers. Proposal Two is considered to be a “non-routine” matter under the rules of the NYSE. Accordingly, if you are a beneficial owner of shares held in “street name” and do not provide voting instructions to your brokerage firm, bank, or other nominee by its deadline, your brokerage firm, bank, or other nominee may not vote your shares on this proposal, resulting in a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
•Proposal Three: The ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the votes properly cast on this proposal. You may vote “For,” “Against,” or “Abstain” on this proposal. Proposal Three is considered to be a “routine” matter under the rules of the NYSE.
Accordingly, if you are a beneficial owner of shares held in “street name” and do not provide voting instructions to your brokerage firm, bank, or other nominee by its deadline, your shares may be voted on Proposal Three by your brokerage firm, bank, or other nominee in its discretion.
Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote through the internet, by telephone, by completing a proxy card, or online during the Annual Meeting, your shares will not be voted. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the recommendations of our Board.
If I am a beneficial owner of shares held in an account with a brokerage firm, bank, or other nominee (or in “street name”) and I do not provide my brokerage firm, bank, or other nominee with voting instructions, what happens?
If you are a beneficial owner of shares held in “street name” and do not instruct your brokerage firm, bank, or other nominee how to vote your shares, your nominee may still be able to vote your shares in its discretion.
Under the rules of the NYSE, nominees that are subject to NYSE rules may use their discretion to vote your
“uninstructed” shares on matters considered to be “routine” under NYSE rules, but not with respect to “non-
routine” matters. A broker non-vote occurs when a nominee has not received voting instructions from the beneficial owner of the shares and the nominee cannot vote the shares because the matter is considered
“non-routine” under NYSE rules. Proposal One and Proposal Two are considered to be “non-routine” under
NYSE rules, meaning that your nominee may not vote your shares on the proposal in the absence of your voting instructions, which would result in a “broker non-vote.” Conversely, Proposal Three is considered to be “routine” under NYSE rules, meaning that if you do not return voting instructions to your nominee by its deadline, your shares may be voted on Proposal Three by your nominee in its discretion.

What are “broker non-votes”?
When a beneficial owner of shares held in “street name” does not give voting instructions to the brokerage firm, bank, or other nominee as to how to vote their shares on matters considered to be “non-routine” under
NYSE rules, the nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
Proposal One and Proposal Two are “non-routine” matters under NYSE rules and, therefore, broker non-
votes may occur with respect to these proposals.
What is a quorum?
A quorum is the minimum number of shares or voting power required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our Bylaws and Delaware law.
A quorum will be present if stockholders holding a majority of the voting power of the outstanding shares of our stock entitled to vote at the Annual Meeting are present at the Annual Meeting either by virtual attendance or by proxy. As of the Record Date, there were 143,228,713 shares of Series A common stock and
158,042,707 shares of Series B common stock outstanding and entitled to vote. Each share of Series A common stock is entitled to one vote on each proposal and each share of Series B common stock is entitled to ten votes on each proposal.
Your shares will be counted as present only if you submit a valid proxy (or one is submitted on your behalf by your brokerage firm, bank, or other nominee) or if you vote online during the Annual Meeting. Votes withheld, abstentions, and broker non-votes will be counted as shares present for purposes of the quorum requirement. If there is no quorum, the chairperson of the Annual Meeting or holders of a majority of the voting power of the shares present at the Annual Meeting may adjourn or postpone the Annual Meeting to another date.
What if another matter is properly brought before the Annual Meeting?
Our Board does not intend to bring any other matters to be voted on at the Annual Meeting, and currently knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
How do I attend and ask questions during the Annual Meeting?
We will be hosting the Annual Meeting online via live webcast only. You can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/KVYO2026 by logging in with your control number. The meeting will start at 11:00 a.m., Eastern Time, on Tuesday, June 9, 2026. We recommend that you log in a few minutes before 11:00 a.m., Eastern Time, to ensure you are present when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting.
In order to enter the Annual Meeting live webcast, you will need your control number, which is located on the
Notice or on your proxy card if you are a stockholder of record. If you are a beneficial owner of shares held in
“street name,” your control number is included with your voting instruction card and voting instructions received from your brokerage firm, bank, or other nominee. Instructions on how to attend and participate are available at www.virtualshareholdermeeting.com/KVYO2026.
If you would like to submit a question during the Annual Meeting, you may log in at
www.virtualshareholdermeeting.com/KVYO2026 using your control number, type your question into the
“Ask a Question” field, and click “Submit.” When you log into the Annual Meeting, please review our rules of conduct, which have been prepared to ensure a productive and efficient meeting that is fair to all stockholders in attendance. We will answer as many questions as possible in the time allotted for the Annual
Meeting. We will only answer questions that are submitted in accordance with the rules of conduct and are relevant to an agenda item to be voted on by stockholders at the Annual Meeting, subject to time constraints. We do not have procedures in place for posting appropriate questions received during the meeting on our website.

What if I have technical difficulties or trouble accessing the Annual Meeting?
We will have technicians available to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that is available online at
www.virtualshareholdermeeting.com/KVYO2026.
Why are you holding a virtual meeting?
We are excited to embrace the latest technology to provide ease of access, real-time communication, and cost savings for our stockholders and our Company. Hosting a virtual meeting provides easy access for our stockholders and facilitates participation because stockholders can participate from any location around the world. We have structured our virtual meeting to provide stockholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual
Meeting. As of the Record Date, there were 143,228,713 shares of Series A common stock (representing an aggregate of 143,228,713 votes) and 158,042,707 shares of Series B common stock (representing an aggregate of 1,580,427,070 votes) outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting or by proxy in advance. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting through the internet, by telephone, or by completing and returning a printed proxy card.
Beneficial Owner: Shares Held on Your Behalf by a Brokerage Firm, Bank, or Other Nominee
If, at the close of business on the Record Date, your shares were not held in your name, but on your behalf by a brokerage firm, bank, or other nominee, then you are a beneficial owner of shares held in “street name,”
and the Notice is being forwarded to you by that nominee. Those shares will be reported as being held by the nominee in the system of record used for identifying stockholders. As a beneficial owner of the shares, you are invited to attend the Annual Meeting, and you have the right to direct your nominee how to vote the shares in your account. Please refer to the voting instructions provided by your nominee. Many nominees enable beneficial owners to give voting instructions by telephone or over the internet as well as in writing.
You are also welcome to attend the Annual Meeting and vote online during the meeting. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy (sometimes referred to as a “legal proxy”) from your nominee. Follow the instructions from your brokerage firm, bank, or other nominee included with the proxy materials, or contact your nominee to request a proxy form. You may access the meeting and vote by logging in with your control number at www.virtualshareholdermeeting.com/KVYO2026.
How many votes do I have?
Each holder of shares of our Series A common stock will have one vote per share of Series A common stock held as of the Record Date, and each holder of shares of our Series B common stock will have ten votes per share of Series B common stock held as of the Record Date. The holders of the shares of our Series A common stock and Series B common stock will vote as a single class on all matters described in this Proxy
Statement for which your vote is being solicited.

How can I vote?
Your voting options depend on how you hold your shares.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote (i) online during the Annual Meeting or (ii) in advance of the
Annual Meeting by proxy through the internet, by telephone, or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend online and vote during the meeting. In such case, your previously submitted proxy will be disregarded. For more information, see the question below titled “Can I change my vote or revoke my proxy after submitting a proxy?”
•To vote through the internet in advance of the Annual Meeting, go to www.proxyvote.com to complete an electronic proxy card. Votes through the internet must be received by 11:59 p.m., Eastern
Time, on June 8, 2026 to be counted.
•To vote by telephone in advance of the Annual Meeting, call 1-800-690-6903 and follow the recorded instructions, including providing the control number located on the Notice, on your proxy card, or in the instructions that accompanied the proxy materials. Votes by telephone must be received by 11:59
p.m., Eastern Time, on June 8, 2026 to be counted.
•To vote using a printed proxy card in advance of the Annual Meeting, complete, sign, and date a printed proxy card and return it promptly in the envelope provided. If we receive your signed proxy card by 11:59 p.m., Eastern Time, on June 8, 2026, we will vote your shares as directed.
•To vote online during the Annual Meeting, follow the provided instructions to join the Annual Meeting at www.virtualshareholdermeeting.com/KVYO2026, starting at 11:00 a.m., Eastern Time, on Tuesday,
June 9, 2026. You will need to enter the control number located on the Notice, on your proxy card, or in the instructions that accompanied the proxy materials. The webcast will open 15 minutes before the start of the Annual Meeting.
Beneficial Owner: Shares Held on Your Behalf by a Brokerage Firm, Bank, or Other Nominee
If you are a beneficial owner of shares held on your behalf by a brokerage firm, bank, or other nominee, you should have received a notice containing voting instructions from that nominee rather than from us. To vote online during the Annual Meeting, you must follow the instructions from such nominee.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxy holders by our Board. When a proxy is properly dated, executed, and returned, the shares represented by such proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board.
If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy, as described in the question below titled “Can I change my vote or revoke my proxy after submitting a proxy?”
Can I change my vote or revoke my proxy after submitting a proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:
•Submit another properly completed proxy card with a later date;
•Grant a subsequent proxy by telephone or through the internet in accordance with the instructions under the question above titled “How can I vote?”;
•Send a timely written notice that you are revoking your proxy to our Secretary via email at
secretary@klaviyo.com; or

•Attend the Annual Meeting and vote online during the meeting.
Attending the Annual Meeting will not, by itself, change your vote or revoke your proxy.
If you are a beneficial owner of shares held in “street name” on your behalf by a brokerage firm, bank, or other nominee, you should follow the instructions provided by that nominee.
How can I find out the results of the voting at the Annual Meeting?
We expect that preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current
Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K with the SEC to publish the preliminary results within four business days after the Annual
Meeting and, within four business days after the final results are known to us, file an amendment to the
Current Report on Form 8-K with the SEC to publish the final results.
Who is paying for this proxy solicitation?
We are paying for the cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other nominees for the cost of forwarding proxy materials to beneficial owners.
If you choose to access the proxy materials and/or vote over the internet, you are responsible for any internet access charges you may incur.
When are stockholder proposals and director nominations due for next year’s annual meeting?
Requirements for stockholder proposals to be considered for inclusion in the proxy materials
To be considered for inclusion in next year’s proxy materials, stockholder proposals submitted pursuant to
Rule 14a-8 under the Exchange Act must be submitted in writing by December 30, 2026, to our Secretary at
Klaviyo, Inc., 125 Summer Street, 6th Floor, Boston, Massachusetts 02110, Attention: Secretary.
Requirements for stockholder proposals to be brought before the annual meeting
Our Bylaws provide that, for stockholder proposals not included in next year’s proxy materials to be considered at an annual meeting, stockholders must provide timely advance written notice thereof to our
Secretary at Klaviyo, Inc., 125 Summer Street, 6th Floor, Boston, Massachusetts 02110, Attention: Secretary.
In order to be considered timely, notice of a proposal (including a director nomination) for consideration at the 2027 annual meeting of stockholders must be received by our Secretary in writing not later than the close of business on March 11, 2027 nor earlier than the close of business on February 9, 2027. However, if our 2026 annual meeting of stockholders is not held between May 10, 2027 and August 8, 2027, the notice must be received not later than the close of business on the later of (A) the 90th day prior to the 2027 annual meeting of stockholders and (B) the 10th day following the day on which public announcement of the date of the 2027 annual meeting is first made. Any such notice to the Secretary must include the information required by our Bylaws.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must satisfy the foregoing requirements under our Bylaws and provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. Since our Bylaws impose an earlier deadline for such a notice than Rule 14a-19(b)(1), any such stockholder proposals must be received by the Company in compliance with our Bylaws in order to be considered timely delivered.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (such as brokerage firms, banks, or other nominees) to satisfy delivery requirements for proxy materials by delivering a single Notice of Internet
Availability of Proxy Materials or other proxy materials to multiple stockholders sharing the same address.
This practice, known as “householding,” reduces printing and mailing costs and is more environmentally friendly.
This year, a number of brokerage firms, banks, or other nominees that hold shares on behalf of our stockholders will likely household the proxy materials. As a result, a single Notice of Internet Availability of
Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received.
Stockholders who hold shares through a brokerage firm, bank, or other nominee and wish to receive separate Notices of Internet Availability of Proxy Materials or other proxy materials, or who wish to receive householded materials in the future, should contact their brokerage firm, bank, or other nominee.
If you are a stockholder of record and would like to receive separate Notices of Internet Availability of Proxy
Materials or other proxy materials, or if you are currently receiving multiple copies and would prefer to receive a single copy, you may request this by contacting us at secretary@klaviyo.com, writing to Klaviyo,
Inc., 125 Summer Street, 6th Floor, Boston, Massachusetts 02110, Attention: Secretary, or calling (617)
213-1788. We will promptly deliver such materials upon request.

OTHER MATTERS
As of the date of this Proxy Statement, our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
ANNUAL REPORT
We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Stockholders may also access this Proxy
Statement and our Annual Report on Form 10-K at investors.klaviyo.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is available without charge upon written request by contacting us at secretary@klaviyo.com or writing to Klaviyo, Inc., 125
Summer Street, 6th Floor, Boston, Massachusetts 02110, Attention: Secretary.

Select Defined Terms
Customers. We define a customer as a distinct paid subscription to our platform. A single organization could have multiple discrete contracting divisions or subsidiaries or brands each with paid subscriptions to our platform, which would, in general, constitute multiple distinct customers. In some cases at the customer’s request, we allow subscriptions under the same parent organization to be consolidated into a single paid subscription in which case such consolidated paid subscriptions would constitute a single customer. We measure our total number of customers as a point-in-time calculation measured as of the end of a particular period. Customers do not include persons or entities that use our platform on a free trial basis.
Customers Generating Over $50,000 of ARR. We calculate our number of customers generating over
$50,000 of ARR (as defined below) as those customers that have an average ARR of greater than $50,000 over the prior twelve months (or the entire duration of the customer’s paying relationship, if it is less than twelve months) as of the date of determination. We believe the number of customers generating over
$50,000 of ARR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it is an indicator of our ability to grow the number of customers that are exceeding this ARR threshold, both from our existing customers expanding their usage of our platform and from our sales to larger customers. We believe this is an important indicator of our ability to continue to successfully move up market.
Customers Generating Over $1,000,000 of ARR. We calculate our number of customers generating over
$1,000,000 of ARR as those customers that have an average ARR of greater than $1,000,000 over the prior twelve months (or the entire duration of the customer’s paying relationship, if it is less than twelve months)
as of the date of determination. We believe the number of customers generating over $1,000,000 of ARR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it is an indicator of our ability to grow the number of customers that are exceeding this ARR threshold, both from our existing customers expanding their usage of our platform and from our sales to larger customers. We believe this is an important indicator of our ability to continue to successfully move up market.
Dollar-Based Net Revenue Retention Rate. We calculate our Dollar-Based Net Revenue Retention Rate
(“NRR”) by first identifying the cohort of customers as of twelve months prior to the date of determination.
We then calculate the Annualized Recurring Revenue (“ARR”) from this customer cohort as of twelve months prior to the date of determination (the “Prior Period ARR”) and the ARR from this customer cohort as of the date of determination (the “Current Period ARR”). ARR, for any date of determination, is the annualized value of existing paid subscriptions, which we calculate by taking the amount of revenue that we expect to receive in the next monthly period for our existing paid subscriptions, assuming no changes to such subscriptions in the next month, as of that date of determination, and multiplying that amount by twelve. Current Period ARR includes any expansion, price increases, and customer subscriptions that are deactivated and subsequently reactivated during the applicable twelve-month period and reflects contraction or attrition over the last twelve months from this customer cohort, but excludes any ARR from new customers in the current period. We then divide the total Current Period ARR by the total Prior Period
ARR to arrive at the point-in-time NRR. We then calculate the weighted average point-in-time NRR as of the last day of each month in the current trailing twelve-month period to arrive at the NRR, with the weightings determined by the total ARR at the end of each period. We believe NRR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it represents the expansion in usage of our platform by our existing customers, which is an important measure of the health of our business and future growth prospects. We measure
Dollar-Based Net Revenue Retention Rate to measure this growth.

This Proxy Statement includes trademarks, such as “Klaviyo,” which are protected under applicable intellectual property laws in the United States, the European Union, the United Kingdom, Australia, and
other jurisdictions. The Klaviyo design logo and our other registered or common law trademarks, service marks, or trade names appearing in this Proxy Statement are the property of Klaviyo, Inc. and are protected under applicable intellectual property laws. Other trademarks and trade names referred to in this Proxy
Statement are the property of their respective owners. We do not intend our use or display of other companies’ trade names or trademarks to imply an endorsement or sponsorship of us by such companies, or any relationship with any of these companies.
This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. All statements other than statements of historical fact included in this Proxy Statement, including statements regarding our strategy, outlook, plans, intentions, or goals, including corporate governance and compensation strategies, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,”
“target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the most recently ended fiscal year, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. Any forward-looking statement made by us in this Proxy Statement is based only on management’s current beliefs and our current expectations and projections about future events and trends and speaks only as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this Proxy Statement to reflect events or circumstances after the date of this Proxy Statement or to reflect new information or the occurrence of unanticipated events, except as required by law.
APPENDIX A
Statement Regarding Use of Non-GAAP Financial Measures
This Proxy Statement includes the following non-GAAP financial measures:
•Non-GAAP operating income excludes certain significant expenses and income that are required by GAAP to be recorded in our consolidated financial statements, including, but not limited to, (i)
material amortization of prepaid marketing expenses, (ii) stock-based compensation and related employer payroll taxes, and (iii) significant, one-time restructuring expenses.
•Non-GAAP operating margin is calculated as non-GAAP operating income divided by total revenue.
•Free cash flow is calculated as cash and cash equivalents provided by or used in operating activities less purchases of property and equipment and capitalization of software development costs.
•Free cash flow margin is calculated as free cash flow divided by total revenue.
These measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our presentation of non‑GAAP financial measures may not be comparable to similar measures used by other companies. We encourage stockholders to carefully consider our results under
GAAP together with our non-GAAP financial measures and the related reconciliation to more fully understand our business.
Please see the tables below for reconciliations of GAAP and non‑GAAP financial measures.

Klaviyo, Inc.
Reconciliation of Operating Loss to Non-GAAP Operating Income
(In Thousands)

	Year Ended December 31,
	2025	2024
Operating loss	$(67,758)	$(84,078)
Stock-based compensation	162,031	135,212
Employer payroll tax on employee stock transactions	22,072	8,491
Amortization of prepaid marketing	52,897	52,897
Non-GAAP operating income	$169,242	$112,522
Operating margin	(5.5)%	(9.0)%
Non-GAAP operating margin	13.7%	12.0%

Reconciliation of Operating Cash Flow to Free Cash Flow
(In Thousands)
	Year Ended December 31,
	2025	2024
Cash provided by operating activities	$218,007	$165,955
Acquisition of property and equipment	(9,485)	(5,921)
Capitalization of software development costs	(18,980)	(11,305)
Employer taxes for executive option exercises	10,833	—
Free cash flow	$200,375	$148,729
Operating cash flow margin	17.7%	17.7%
Free cash flow margin	16.2%	15.9%

klaviyo

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/KVYO2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V94640-P45759 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KLAVIYO, INC.

The Board of Directors recommends you vote "FOR" each of the following Class III director nominees:

Nominees:	**For**	**Withhold**
1a. Jennifer Ceran	☐	☐
1b. Chano Fernández	☐	☐
1c. Susan St. Ledger	☐	☐

The Board of Directors recommends you vote "FOR" the following proposal:

	For	**Against**	**Abstain**
2. To approve, on a non-binding advisory basis, the compensation of Klaviyo's named executive officers.	☐	☐	☐

The Board of Directors recommends you vote "FOR" the following proposal:

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment, continuation, or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V94641-P45759

KLAVIYO, INC.
Annual Meeting of Stockholders
June 9, 2026 11:00 a.m. Eastern Time
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Amanda Whalen and Landon Edmond, and each of them, as proxies, with full power of substitution and revocation, and hereby authorize(s) them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Klaviyo, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually via live webcast at www.virtualshareholdermeeting.com/KVYO2026 on Tuesday, June 9, 2026, at 11:00 a.m. Eastern Time, and any adjournments or postponements thereof. The undersigned hereby revoke(s) any proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side